UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number:	811-04337

    EAGLE CASH TRUST

(Formerly: Heritage Cash Trust)

(Exact name of Registrant as Specified in Charter)

880 Carillon Parkway

St. Petersburg, FL 33716

(Address of Principal Executive Office) (Zip Code)

Registrant’s Telephone Number, including Area Code:	(727) 573-3800

STEPHEN G. HILL, PRESIDENT

880 Carillon Parkway

St. Petersburg, FL 33716

(Name and Address of Agent for Service)

Copy to:

FRANCINE J. ROSENBERGER, ESQ.

K&L Gates, LLP

1601 K Street, NW

Washington, D.C. 20006

Date of fiscal year end:	August 31

Date of reporting period:	August 31, 2009

Item 1. Reports to Shareholders

Money Market Fund

Annual Report

and Investment Performance

Review for the fiscal year ended

August 31, 2009

President’s Letter

Dear Fellow Shareholders:

I am pleased to present the annual report of the Eagle Cash Trust—Money Market Fund (the “Fund”) for the fiscal year ended August 31, 2009. At the end of the fiscal year, the Fund’s seven-day current yield was 0.01%, which was down from 1.60% at the end of the previous fiscal year. Money market yields fell during the year, which can be attributed to the Federal Reserve’s Open Markets Committee decreasing the federal funds target rate from 2.00% to a range of 0%-0.25% over the course of the Fund’s fiscal year. The federal funds rate is the rate member banks charge each other for overnight loans. Even as the economy appears to be coming out of a severe recession, most economists expect a very modest recovery, which should result in the continuation of the low-interest rate environment. The yields quoted represent past performance, which does not guarantee future results. Current yields may be higher of lower than the yields quoted. To obtain the Fund’s current yield, please visit our website at eagleasset.com.

As of August 31, 2009, approximately 35% of the Fund’s net assets were invested in short-term obligations issued by U.S. Government Sponsored Entities(a) including Federal National Mortgage Association (FNMA), Federal Home Loan Mortgage Association (FHLMC), and Federal Home Loan Banks (FHLB). Approximately 40% of the Fund’s net assets were invested in commercial paper or certificate of deposits rated A-1+, the highest short-term rating classification by Standard and Poor’s Rating Services (“S&P”). Approximately 25% of net assets were invested in short-term obligations rated A-1, the next highest rating category. This portfolio construction, along with other factors, satisfied the requirements necessary to retain the Fund’s AAAm(b) rating from S&P. Ratings are subject to change, do not remove market risk from your investment and do not provide assurance that the Fund will meet its investment objective.

(a) U.S. Government Sponsored Enterprises are agencies and instrumentalities of the U.S. Government. The investments vary in the level of support that they receive from the U.S. Government; some instruments may be supported by the full faith and credit guaranty of the U.S. Government, while others are supported only by the credit of the issuing agency or instrumentality. (b) Standard & Poor’s, a widely recognized independent authority on credit quality, rates certain money market funds based on weekly analysis. When rating a money market fund, Standard & Poor’s assesses the safety of principal. According to Standard & Poor’s, a fund rated AAAm (“m” denotes money market fund) offers excellent safety features and has superior capacity to maintain principal value and limit exposure to loss. In evaluating safety, Standard & Poor’s focuses on credit quality, liquidity and management of the Fund.

During the fiscal year, the Fund participated in the U.S. Treasury Department (“Treasury”) Money Market Guarantee Program (the “Program”). The Program, which expired on September 18, 2009, guaranteed that investors would receive $1.00 for each Fund share held as of September 19, 2008 in the event that the Fund “broke the buck,” meaning its net asset value fell below $0.995 per share. As credit markets stabilized as the fiscal year progressed, no participating money market mutual fund needed to make a claim under the Program.

Over the past few months, we have seen several proposals put forward designed to reform the financial services industry and bring stability to the marketplace. Among these, the Securities and Exchange Commission has proposed new rules for money market funds, designed to improve the liquidity and credit quality of money market funds and improve disclosure to fund shareholders. We expect final rules to be issued within the next several months and we intend to take whatever steps may be required to comply with any new rules.

If you would like to begin receiving this report and other reports from the Eagle Family of Funds electronically, please visit our website, eagleasset.com, and enroll for electronic delivery. Doing so will reduce the amount of paper we consume, which saves the Fund (and its shareholders) money as well as helps the environment. Enrolling in this service will not affect the delivery of your account statements or other confidential communications.

We appreciate your continued support and confidence in the Eagle Family of Funds.

Sincerely,

Stephen G. Hill

President

October 15, 2009

1

Statement of Net Assets

MONEY MARKET FUND	08.31.2009

Commercial paper 66.0% (a)	Principal amount (in thousands)	Value
Domestic 39.5%
Banks 8.7%
Bank of America Corporation, 0.19%, 09/11/09	$85,000	$84,995,514
Bank of America Corporation, 0.20%, 09/11/09	15,000	14,999,167
Bank of America Corporation, 0.22%, 09/11/09	25,000	24,998,472
Bank of America Corporation, 0.20%, 09/15/09	25,000	24,998,056
J.P. Morgan Chase & Company, Inc., 0.21%, 09/11/09 (b)	50,000	49,997,083
J.P. Morgan Chase & Company, Inc., 0.22%, 09/14/09 (b)	17,705	17,703,593
J.P. Morgan Chase & Company, Inc., 0.15%, 09/16/09	32,295	32,292,982
J.P. Morgan Chase & Company, Inc., 0.22%, 09/16/09 (b)	50,000	49,995,417
State Street Corporation, 0.20%, 09/16/09	20,000	19,998,333
State Street Corporation, 0.20%, 09/23/09	25,000	24,996,944
State Street Corporation, 0.20%, 09/29/09	30,000	29,995,333

Beverages 2.2%
The Coca-Cola Company, 0.21%, 09/04/09 (b)	46,000	45,999,195
The Coca-Cola Company, 0.18%, 09/08/09 (b)	46,000	45,998,390

Chemicals 1.1%
E.I. du Pont de Nemours and Company, 0.20%, 09/22/09 (b)	21,000	20,997,550
E.I. du Pont de Nemours and Company, 0.21%, 09/30/09 (b)	25,000	24,995,771

Cosmetics/personal care 5.4%
Colgate-Palmolive Company, 0.15%, 09/01/09 (b)	10,100	10,100,000
Colgate-Palmolive Company, 0.14%, 09/09/09 (b)	28,000	27,999,129
Colgate-Palmolive Company, 0.15%, 09/16/09 (b)	19,000	18,998,812
Colgate-Palmolive Company, 0.15%, 09/17/09 (b)	25,000	24,998,333
Colgate-Palmolive Company, 0.16%, 09/24/09 (b)	27,000	26,997,240
Procter & Gamble International Funding, 0.19%, 09/08/09 (b)	38,400	38,398,581
Procter & Gamble International Funding, 0.21%, 09/10/09 (b)	30,000	29,998,425
Procter & Gamble International Funding, 0.18%, 09/11/09 (b)	15,000	14,999,250
Procter & Gamble International Funding, 0.19%, 10/05/09 (b)	20,000	19,996,411
Procter & Gamble International Funding, 0.21%, 10/23/09 (b)	20,000	19,993,933

Diversified manufacturer 1.2%
General Electric Capital Corporation, 0.22%, 09/10/09, TLGP	50,000	49,997,250

Financial services 3.5%
Citigroup Funding Inc., 0.23%, 09/08/09, TLGP	50,000	49,997,764
Citigroup Funding Inc., 0.18%, 09/16/09, TLGP	50,000	49,996,250
Citigroup Funding Inc., 0.18%, 09/29/09, TLGP	50,000	49,993,000

Healthcare products 0.1%
Johnson & Johnson, 0.18%, 10/06/09 (b)	5,000	4,999,125

Oil & gas 9.3%
Chevron Funding Corporation, 0.15%, 09/16/09	100,000	99,993,750
Chevron Funding Corporation, 0.15%, 09/17/09	50,000	49,996,667
Chevron Funding Corporation, 0.19%, 09/22/09	50,000	49,994,458
Shell International Finance BV, 0.17%, 09/01/09 (b)	31,000	31,000,000
Shell International Finance BV, 0.17%, 09/10/09 (b)	75,000	74,996,812
Shell International Finance BV, 0.17%, 09/17/09 (b)	44,000	43,996,676
Shell International Finance BV, 0.16%, 09/24/09 (b)	50,000	49,994,889

Pharmaceuticals 7.4%
Abbott Laboratories, 0.17%, 09/03/09 (b)	30,000	29,999,717
Abbott Laboratories, 0.17%, 09/28/09 (b)	25,000	24,996,812
Abbott Laboratories, 0.15%, 10/07/09 (b)	17,500	17,497,375
Abbott Laboratories, 0.16%, 10/07/09 (b)	35,000	34,994,400
Abbott Laboratories, 0.15%, 10/22/09 (b)	62,500	62,486,719
Eli Lilly & Company, 0.17%, 09/02/09 (b)	50,000	49,999,764
Eli Lilly & Company, 0.17%, 09/04/09 (b)	50,000	49,999,292
Merck & Company, Inc., 0.17%, 09/18/09	50,000	49,995,986

Commercial paper 66.0% (a)	Principal amount (in thousands)	Value

Retail 0.6%
Wal-Mart Stores Inc., 0.14%, 09/14/09 (b)	$26,000	$25,998,686
Total domestic commercial paper (cost $1,696,367,306)		1,696,367,306

Foreign 26.5% (c)
Banks 13.7%
Deutsche Bank Financial Inc., 0.19%, 09/15/09	40,000	39,997,044
Deutsche Bank Financial Inc., 0.14%, 09/17/09	50,000	49,996,889
KFW International Finance, 0.17%, 09/10/09 (b)	30,000	29,998,725
KFW International Finance, 0.17%, 09/11/09 (b)	28,000	27,998,678
KFW International Finance, 0.20%, 09/11/09 (b)	14,000	13,999,222
KFW International Finance, 0.16%, 09/22/09 (b)	25,000	24,997,667
KFW International Finance, 0.17%, 09/24/09 (b)	25,000	24,997,285
KFW International Finance, 0.21%, 09/30/09 (b)	20,000	19,996,617
KFW International Finance, 0.19%, 10/15/09 (b)	20,500	20,495,239
KFW International Finance, 0.20%, 10/20/09 (b)	37,500	37,489,792
Rabobank USA Financial Corporation, 0.15%, 09/11/09	45,360	45,358,110
Rabobank USA Financial Corporation, 0.17%, 09/11/09	35,000	34,998,347
Rabobank USA Financial Corporation, 0.19%, 09/15/09	29,000	28,997,857
Rabobank USA Financial Corporation, 0.16%, 09/17/09	25,640	25,638,177
Rabobank USA Financial Corporation, 0.18%, 09/17/09	35,000	34,997,200
Rabobank USA Financial Corporation, 0.17%, 09/25/09	30,000	29,996,600
Societe Generale North America, 0.23%, 09/14/09	30,000	29,997,508
Societe Generale North America, 0.245%, 09/14/09	25,000	24,997,788
Societe Generale North America, 0.23%, 09/15/09	38,000	37,996,601
Societe Generale North America, 0.22%, 09/16/09	7,000	6,999,358

Financial services 6.9%
Siemens Capital Corporation, 0.17%, 09/09/09 (b)	30,000	29,998,867
Siemens Capital Corporation, 0.165%, 09/11/09 (b)	42,000	41,998,075
Siemens Capital Corporation, 0.17%, 09/25/09 (b)	25,000	24,997,167
Toyota Motor Credit Corporation, 0.15%, 09/11/09	30,000	29,998,750
Toyota Motor Credit Corporation, 0.15%, 09/15/09	35,000	34,997,958
Toyota Motor Credit Corporation, 0.18%, 09/15/09	30,000	29,997,900
Toyota Motor Credit Corporation, 0.22%, 09/17/09	35,000	34,996,578
Toyota Motor Credit Corporation, 0.20%, 09/18/09	35,000	34,996,694
Toyota Motor Credit Corporation, 0.21%, 09/18/09	35,000	34,996,529

Food 4.1%
Nestle Capital Corporation, 0.19%, 09/08/09 (b)	60,875	60,872,751
Nestle Capital Corporation, 0.19%, 09/09/09 (b)	18,150	18,149,234
Unilever Capital Corporation, 0.17%, 09/09/09 (b)	40,000	39,998,489
Unilever Capital Corporation, 0.19%, 09/14/09 (b)	40,000	39,997,256
Unilever Capital Corporation, 0.18%, 09/21/09 (b)	17,600	17,598,240

Pharmaceuticals 1.8%
GlaxoSmithKline Finance PLC, 0.18%, 09/23/09 (b)	75,000	74,991,750
Total foreign commercial paper (cost $1,138,530,942)		1,138,530,942
Total commercial paper (cost $2,834,898,248)		2,834,898,248

U.S. Government-sponsored enterprise obligations 35.1% (a)
Fannie Mae, 0.165%, 09/01/09	30,000	30,000,000
Fannie Mae, 0.18%, 09/01/09	50,000	50,000,000
Fannie Mae, 0.26%, 09/01/09	30,000	30,000,000
Fannie Mae, 0.20%, 09/02/09	40,000	39,999,778
Fannie Mae, 0.21%, 09/02/09	50,000	49,999,708
Fannie Mae, 0.17%, 09/04/09	50,000	49,999,292
Fannie Mae, 0.18%, 09/04/09	40,000	39,999,400

2	The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

MONEY MARKET FUND	08.31.2009

U.S. Government-sponsored enterprise obligations 35.1% (a)	Principal amount (in thousands)	Value
Fannie Mae, 0.18%, 09/08/09	$25,000	$24,999,125
Fannie Mae, 0.17%, 09/09/09	15,000	14,999,433
Fannie Mae, 0.19%, 09/09/09	77,000	76,996,749
Fannie Mae, 0.20%, 09/09/09	82,000	81,996,356
Fannie Mae, 0.17%, 09/14/09	14,000	13,999,141
Fannie Mae, 0.18%, 09/14/09	59,000	58,996,165
Fannie Mae, 0.185%, 09/14/09	13,500	13,499,098
Fannie Mae, 0.16%, 09/15/09	63,000	62,996,080
Fannie Mae, 0.20%, 09/16/09	53,045	53,040,580
Fannie Mae, 0.15%, 09/17/09	17,000	16,998,867
Fannie Mae, 0.17%, 09/21/09	31,510	31,507,024
Federal Home Loan Bank, 0.10%, 09/11/09	20,000	19,999,444
Federal Home Loan Bank, 0.13%, 09/15/09	70,507	70,503,435
Freddie Mac, 0.17%, 09/01/09	22,107	22,107,000
Freddie Mac, 0.18%, 09/02/09	22,400	22,399,888
Freddie Mac, 0.18%, 09/03/09	50,000	49,999,500
Freddie Mac, 0.175%, 09/03/09	25,000	24,999,757
Freddie Mac, 0.185%, 09/03/09	6,778	6,777,930
Freddie Mac, 0.16%, 09/08/09	12,600	12,599,608
Freddie Mac, 0.17%, 09/08/09	10,000	9,999,669
Freddie Mac, 0.18%, 09/08/09	26,100	26,099,086
Freddie Mac, 0.19%, 09/08/09	76,000	75,997,192
Freddie Mac, 0.21%, 09/08/09	114,516	114,511,324
Freddie Mac, 0.17%, 09/14/09	67,010	67,005,886
Freddie Mac, 0.175%, 09/14/09	22,223	22,221,596
Freddie Mac, 0.19%, 09/14/09	5,000	4,999,657
Freddie Mac, 0.20%, 09/14/09	18,840	18,838,639
Freddie Mac, 0.22%, 09/14/09	50,000	49,996,029
Freddie Mac, 0.16%, 09/21/09	50,000	49,995,556
Freddie Mac, 0.175%, 09/21/09	24,600	24,597,608
Freddie Mac, 0.21%, 09/21/09	25,000	24,997,083
Freddie Mac, 0.23%, 09/28/09	21,000	20,996,378
Freddie Mac, 0.20%, 10/20/09	26,000	25,992,922
Total U.S. Government-sponsored enterprise obligations (cost $1,505,661,983)		1,505,661,983
Total investment portfolio excluding repurchase agreements (cost $4,340,560,231)		4,340,560,231

Repurchase agreements 1.7% (a)
Tri-Party repurchase agreement with The Bank of New York Mellon dated August 31, 2009 @ 0.21% to be repurchased at $75,000,438 on September 1, 2009, collateralized by $85,296,844 Fannie Mae 5.0% pool # CL-995203 due July 1, 2035, (market value $76,500,001 including interest) (cost $75,000,000)		75,000,000

Repurchase agreement with Fixed Income Clearing Corporation, dated August 31, 2009 @ 0.10% to be repurchased at $161,000 on September 1, 2009, collateralized by $165,000 United States Treasury Notes, 3.75% due November 15, 2018, (market value $172,310 including interest) (cost $161,000)		161,000

Total investment portfolio (cost $4,415,721,231) (d), 102.8% (a)		4,415,721,231

Other assets and liabilities net, (2.8%) (a)		(120,366,200)

Net assets (consisting of paid-in capital net of accumulated net realized loss of $33,725), 100.0%		$4,295,355,031

Footnotes

(a) Percentages indicated are based on net assets. (b) Security exempt from registration under Section 4(2) of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration only to dealers in that program or other “accredited investors.” At August 31, 2009, the aggregate value of these securities was $1,537,702,434 or 35.8% of the net assets of the fund. (c) U.S. dollar denominated. (d) The aggregate identified cost for federal income tax purposes is the same.

TLGP— Issued under the Temporary Liquidity Guarantee Program. Under this program, the Federal Deposit Insurance Corporation (“FDIC”) guarantees, with the full faith and credit of the U.S. government, the payment of principal and interest. The expiration of the FDIC’s guarantee is the earlier of the maturity date of the debt or June 30, 2012.

Class A shares
Net asset value, offering and redemption price per share, ($4,289,425,029 divided by 4,289,458,770 shares outstanding)	$1.00

Class C shares
Net asset value, offering and redemption price per share, ($5,930,002 divided by 5,929,986 shares outstanding)	$1.00

Maturity Schedule
08.31.2009

Days to maturity (1)	Percent of net assets
1-7 days	16.5%
8-14 days	40.2%
15-30 days	40.4%
31-60 days	5.7%
61-90 days	0.0%
91-397 days	0.0%

(1) The number of days to maturity of each holding is determined in accordance with the provisions of Rule 2a-7 under the Investment Company Act of 1940.

The accompanying notes are an integral part of the financial statements.	3

Financial Statements

MONEY MARKET FUND

Statement of Operations	9/1/08 to 8/31/09

Investment income
Interest	$38,120,804

Expenses
Investment advisory fees	18,696,517
Distribution fees (Class A)	6,717,630
Distribution fees (Class C)	10,976
Shareholder servicing fees	4,660,755
U.S. Treasury Guarantee Program expenses	1,732,473
Custodian fees	246,990
State qualification expenses	166,596
Reports to shareholders	136,060
Professional fees	102,719
Fund accounting fees	93,303
Trustees and officers compensation	40,316
Internal audit fees	3,255
Other	109,177

Total expenses before adjustments	32,716,767

Fees and expenses waived	(12,906,906)
Expense offsets	(6,378)

Total expenses after adjustments	19,803,483

Net investment income from operations	18,317,321

Net realized gain (loss) on investments	(31,042)

Net increase in net assets resulting from operations	$18,286,279

Statements of Changes in Net Assets	9/1/08 to 8/31/09	9/1/07 to 8/31/08

Net assets, beginning of period	$4,334,574,144	$4,347,897,449

Increase (decrease) in net assets from operations
Net investment income from operations	18,317,321	123,288,819

Net realized gain (loss) on investments	(31,042)	3,149

Net increase in net assets resulting from operations	18,286,279	123,291,968

Distributions to shareholders from net investment income ($0.00 and $0.03 per share)	(18,317,321)	(123,288,819)

Capital share transactions	(39,188,071)	(13,326,454)

Increase (decrease) in net assets	(39,219,113)	(13,323,305)

Net assets, end of period	$4,295,355,031	$4,334,574,144

Financial Highlights

The following table includes selected data for a class A and C share outstanding throughout each period and other performance information derived from the financial statements.

	Class A and C shares
	For the fiscal years ended August 31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income (a)	0.004	0.028	0.046	0.038	0.018
Less distributions
Dividends from net investment income (a)	(0.004)	(0.028)	(0.046)	(0.038)	(0.018)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	0.42	2.82	4.71	3.90	1.84

Ratios to average daily net assets (%)
With expenses waived/recovered	0.44	0.69	0.71	0.72	0.71
Without expenses waived/recovered	0.73	0.69	0.71	0.72	0.71
Net income
Class A shares	0.41	2.77	4.61	3.84	1.82
Class C shares	0.41	2.63	4.61	3.87	1.76

Net assets, end of period ($ millions)
Class A shares	4,289	4,330	4,344	5,069	4,960
Class C shares	6	5	4	3	2

(a) May include net realized gains and losses that are less than $.001 per share.

4	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

MONEY MARKET FUND	08.31.2009

NOTE 1  I  Organization and investment objective Eagle Cash Trust, formerly known as Heritage Cash Trust (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Money Market Fund (the “Fund”) and the Municipal Money Market Fund. The Fund seeks to achieve maximum current income consistent with stability of principal.

Prior to November 1, 2008, Heritage Asset Management, Inc. (“Heritage”) served as the investment adviser, administrator, shareholder servicing agent and fund accountant for the Fund. As part of a corporate reorganization, on November 1, 2008, Heritage transferred its investment advisory and administration service agreement with the Fund to its affiliate, Eagle Asset Management, Inc. (“Eagle”). Collectively, Heritage and Eagle are referred to as the “Manager.”

Effective November 1, 2008, Heritage changed its name to Eagle Fund Services, Inc. (“EFS”) and remains the Fund’s shareholder servicing agent and fund accountant. Eagle and EFS are wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

The Eagle Family of Funds consists of the Trust in addition to other investment companies advised by the Manager: Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust. Members of the Boards of Trustees (the “Board”) for the Trust may serve as Trustees for one or more of the funds in the Eagle Family of Funds.

Class offerings The Fund currently offers Class A and Class C shares to the public. No class of shares is subject to front end sales charges, but when redeemed, may be subject to a contingent deferred sales charge (“CDSC”) if the shares were acquired through an exchange within the Eagle Family of Funds.

NOTE 2  I  Significant accounting policies

Use of estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities The amortized cost method of security valuation is used by the Fund (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates market value.

For disclosure purposes, the Fund utilizes a three level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined below:

Level 1—	Valuations based on quoted prices for identical securities in active markets;
Level 2—	Valuations based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—	Valuations based on inputs that are unobservable and significant to the fair value measurement.

At August 31, 2009, all of the Fund’s investments were classified as Level 2.

Repurchase agreements The Fund enters into repurchase agreements whereby the Fund, through its custodian or another qualified custodian, receives delivery of the underlying securities, the market value of which at the time of purchase is required to be in an amount of at least 100% of the resale price. Repurchase agreements involve the risk that the seller will fail to repurchase the security, as agreed. In that case, the Fund will bear the risk of market value fluctuations until the security can be sold and may encounter delays and incur costs in liquidating the security. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Revenue recognition Investment security transactions are accounted for on a trade date basis. Interest income is recorded on an accrual basis.

Expenses The Fund is charged for those expenses that are directly attributable to it, while other expenses are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Board. Expenses that are directly attributable to a specific class of shares, such as distribution fees, are charged directly to that class. Other expenses of the Fund are allocated to each class of shares based upon their relative percentage of net assets. The Fund has entered into an arrangement with the custodian whereby the Fund receives credits on uninvested cash balances which are used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statement of Operations.

5

Notes to Financial Statements

MONEY MARKET FUND	08.31.2009

Class allocations Each class of shares has equal rights as to earnings and assets. Income, expenses (other than expenses attributable to a specific class), and realized and/or unrealized gains or losses on investments are allocated to each class of shares based on its relative percentage of net assets.

Distribution of income and gains Distributions of net investment income and net realized gains available for distribution are declared daily and paid monthly. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Distributions All dividends paid by the Fund from net investment income are deemed to be ordinary income for federal income tax purposes. Dividends paid by the Fund to shareholders from net investment income were as follows:

Fiscal period	Class A	Class C
9/1/08 to 8/31/09	$18,287,166	$30,155
9/1/07 to 8/31/08	123,180,542	108,277

Other In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to the Fund is expected to be remote.

NOTE 3  I  Capital share transactions At August 31, 2009, there were an unlimited number of shares of beneficial interest of no par value authorized. Capital share transactions in the Fund during the fiscal year ended August 31, 2009, at a net asset value of $1.00 per share, were as follows:

Shares and dollars	Class A	Class C
Sold	17,134,738,425	8,883,092
Reinvestment of distributions	18,578,123	27,457
Redeemed	(17,193,391,001)	(8,024,167)
Net increase (decrease)	(40,074,453)	886,382

Capital share transactions in the Fund during the fiscal year ended August 31, 2008, at a net asset value of $1.00 per share, were as follows:

Shares and dollars	Class A	Class C
Sold	12,276,684,321	6,089,448
Reinvestment of distributions	122,276,944	99,905
Redeemed	(12,413,453,243)	(5,023,829)
Net increase (decrease)	(14,491,978)	1,165,524

NOTE 4  I  Investment advisory fees and other transactions with affiliates The Fund agreed to pay to the Manager an investment advisory and administration fee equal to an annualized rate based on a percentage of the Fund’s average daily net assets, which is computed daily based on the schedule below and payable monthly. There was no amount payable to the Manager as of August 31, 2009.

Fund’s average daily net assets	Investment advisory fee rate
First $500 million	0.500%
$500 million to $1 billion	0.475%
$1 billion to $1.5 billion	0.450%
$1.5 billion to $2 billion	0.425%
$2 billion to $2.5 billion	0.400%
$2.5 billion to $5 billion	0.375%
$5 billion to $7.5 billion	0.360%
$7.5 billion to $10 billion	0.350%
Greater than $10 billion	0.340%

Expense limitation Effective January 29, 2009, the Manager voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary in order to maintain a positive yield. There is no guarantee that the Fund will be able to maintain a positive yield. Any reimbursement of Fund expenses or reduction in Eagle’s investment advisory fees under this agreement is subject to reimbursement by the Fund within the following three fiscal years if the Fund’s gross yield exceeds 1.50% and to the extent that the annual operating expense rate for each class does not exceed 0.74% of its average daily net assets. During the fiscal year ended August 31, 2009, the Manager waived $11,128,341 in investment advisory fees and reimbursed the Fund for expenses of $1,778,565, of which $544,780 is payable by the Manager. The fees waived and expenses reimbursed are recoverable until August 31, 2012.

6

Notes to Financial Statements

MONEY MARKET FUND	08.31.2009

Distribution fees Eagle Fund Distributors, Inc. (“EFD” or “Distributor”), an affiliate of RJF, serves as the Fund’s distributor. Prior to November 1, 2008, EFD was known as Heritage Fund Distributors, Inc. Pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of 0.15% of the average daily net assets for each class of shares. Such fee is accrued daily and payable monthly. The amount payable by the Fund to the Distributor as of August 31, 2009, was $556,486.

Sales charges The Distributor has advised the Fund that it generated $10,258 in CDSCs for Class C shares during the fiscal year ended August 31, 2009. The Distributor paid commissions to salespersons from these fees and incurred other distribution costs.

Fund accounting fees EFS is the fund accountant for the Fund. For providing fund accounting services, EFS receives payment from the Fund at a fixed base fee, a multiple class fee, plus any out-of-pocket expenses. The amount payable by the Fund to EFS as of August 31, 2009, was $7,810.

Shareholder servicing fees EFS is the shareholder servicing agent for the Fund. For providing shareholder services, EFS receives payment from the Fund at a fixed fee per shareholder account plus any out-of-pocket expenses. The amount payable by the Fund to EFS as of August 31, 2009, was $419,593.

Internal audit fees Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, provides internal audit services to the Fund. The Fund pays RJA a fixed and/or hourly fee for these services. The amount payable by the Fund to RJA as of August 31, 2009, was $1,136.

Trustees and officers compensation Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a fund, Trustees’ fees and expenses are allocated on a pro rata basis among each fund in the Eagle Family of Funds. The pro rata allocation is for each fund for which the Trustee is elected to serve. Certain officers of the Trust may also be officers and/or directors of Eagle. Such officers receive no compensation from the Fund except for the Fund’s Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each fund in the Eagle Family of Funds. As of August 31, 2009, the amount of Trustees and officers compensation payable by the Fund was $8,158.

NOTE 5  I  Federal income taxes The Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. For the fiscal year ended August 31, 2009, the Fund incurred $31,042 of net capital losses. Of these capital losses, $16,212 were incurred from November 1, 2008 to August 31, 2009 (post October losses) which will be deferred and treated as arising on September 1, 2009. As of August 31, 2009, the Fund had total net tax basis capital loss carryforwards of $33,725 which may be applied to any net taxable gain until their expiration; $2,683 will expire in 2012, $14,830 will expire in 2017 and $16,212 will expire in 2018. All dividends paid by the Fund from net investment income are deemed to be ordinary income for federal income tax purposes.

NOTE 6  I  U.S. Treasury Guarantee Program During the fiscal year ended August 31, 2009, the Fund participated in the U.S. Treasury Temporary Guarantee Program (the “Program”) for money market funds. Under the Program, the Treasury guaranteed investors in participating money market funds that they would receive payments with a total value of $1.00 for each money market fund share held as of the close of business on September 19, 2008 if the fund’s net asset value (“NAV”) per share fell below $0.995. The Program expired on September 18, 2009.

7

Notes to Financial Statements

MONEY MARKET FUND	08.31.2009

The Fund paid the following fees to participate in the Program: (1) a fee equal to 0.010% of its net assets as of September 19, 2008 to participate in the Program through the initial term ended December 18, 2008; (2) a fee equal to 0.015% of its net assets as of September 19, 2008 to participate in an extension period ended April 30, 2009; and (3) a fee equal to 0.015% of its net assets as of September 19, 2008 to participate in a second extension period ended September 18, 2009. Such fees were not subject to any expense limitation or reimbursement agreement.

NOTE 7  I  Subsequent events From the period September 1, 2009 through October 16, 2009, the Fund incurred net redemptions of approximately $2.7 billion, primarily due to a change in an intermediary’s cash sweep program. The Manager has evaluated subsequent events through October 16, 2009, the date of issuance of the financial statements, and determined that no other material events or transactions would require recognition or disclosure in the Fund’s financial statements.

8

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and

Shareholders of Eagle Cash Trust—Money Market Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eagle Cash Trust—Money Market Fund (one of the portfolios constituting the Eagle Cash Trust, hereafter referred to as the “Fund”) at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

October 16, 2009

9

Understanding Your Ongoing Costs

MONEY MARKET FUND	UNAUDITED	08.31.2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases or CDSCs and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see the Fund’s prospectus or contact your financial advisor.

Actual expenses The following table shows the actual expenses you would have paid on a $1,000 investment in the Money Market Fund on March 1, 2009, and held through August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Actual

	Beginning account value March 1, 2009	Ending account value August 31, 2009	Expenses paid during period (a)
Class A	$1,000.00	$1,000.08	$1.25
Class C	$1,000.00	$1,000.08	$1.25

Hypothetical example for comparison purposes All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the following table shows your Fund’s expenses based on a $1,000 investment and assuming for the period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical (5% return before expenses)

	Beginning account value March 1, 2009	Ending account value August 31, 2009	Expenses paid during period (a)
Class A	$1,000.00	$1,023.96	$1.26
Class C	$1,000.00	$1,023.96	$1.26

(a) Expenses are calculated using the Fund’s annualized expense ratio of 0.25% for Class A and Class C shares, multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365).

10

Trustees and Officers

Name, year of birth, position(s) held with fund, length of time served (a) and term of office	Principal occupation during the past 5 years	Number of funds overseen in fund complex	Directorships of other public companies
Interested Trustee (b)
Richard K. Riess (1949) Chairman of the Board since 2007; Trustee since 1985	Executive Vice President and Managing Director, Asset Management Group of RJF since 1998; Chief Executive Officer of Eagle since 1996.	10	None

Independent Trustees
James L. Pappas (1943) Lead Independent Trustee since 2003; Trustee since 1989	Lykes Professor of Banking and Finance, University of South Florida 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005.	10	None

C. Andrew Graham (1940) Trustee since 1985	First Financial Advisors, Ltd. & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999.	10	None

Keith B. Jarrett, PhD (1948) Trustee since 2005	Founder, Rockport Funding, LLC (private equity) and Ajax Partners (investment partnership) since 2003; Director, Bankserv, Inc. (e-payments) since 1998; Director, Pertrac Financial Solutions (hedge fund software) since 2005; Director, Medifusion, Inc. (medical information technology) since 2007; Visiting Professor, University of North Carolina since 2008.	10	None

Lincoln Kinnicutt (1944) Trustee since 2006	Retired since 2002.	9	None

William J. Meurer (1943) Trustee since 2003	Private Investor and Financial Consultant since 2000.	10	Sykes Enterprises, Inc. (c); Walter Investment Management Corporation

Deborah L. Talbot, PhD (1950) Trustee since 2002	Independent Consultant; Director, ethiKids, Inc. (child development) since 2009; Founder and Chairman of the Board, Creative Tampa Bay (community networking) since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	10	None

Officers (d)
Stephen G. Hill (1959) President since 2005	President and Chief Operating Officer of Eagle since 2000; President and Chief Executive Officer of Eagle Boston Investment Management, Inc. and EFS since 2004 and 2005, respectively.	N/A	N/A

Mathew J. Calabro (1966) Senior Vice President and Principal Executive Officer since 2007	Senior Vice President of Eagle, Chief Operating Officer of EFS and Chief Administrative Officer of EFD since 2008; Senior Vice President of EFS 2005-2008; Chief Compliance Officer of EFS 2005-2007; Vice President of EFS 1996-2005.	N/A	N/A

Andrea N. Mullins (1967) Treasurer since 2003; Principal Financial Officer and Secretary since 2004	Chief Financial Officer of EFS since 2008; Treasurer and Vice President of EFS 1996-2008.	N/A	N/A

Susan L. Walzer (1967) Chief Compliance Officer since 2007	Chief Compliance Officer of EFS since 2007; Director of Compliance for EFS 2005-2007; Associate Corporate Counsel for RJF 2003-2005.	N/A	N/A

Trustee and Officer information is current as of September 30, 2009. The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800.421.4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(a) Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than the end of the meeting which occurs immediately after his or her 72nd birthday. (b) Mr. Riess is an “Interested” person of the Trust as that term is defined by the Investment Company Act of 1940. Mr. Riess is affiliated with Eagle, EFD, EFS and RJF. (c) Sykes Enterprises, Inc. is a technical support company. (d) Officers are elected annually for one year terms.

11

Renewal of Investment Advisory Agreement

UNAUDITED

Overview At a meeting held on August 13, 2009, the Board of Trustees for the Eagle Cash Trust, including its independent members (together, the “Board”), approved the renewal of the Fund’s investment advisory and administration agreement (“Agreement”) with Eagle Asset Management, Inc. (“Eagle” or the “Manager”) on behalf of the Money Market Fund (“Fund”).

In renewing the Agreement, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, has been provided with information and reports relevant to the annual renewal of the Agreement, including: reports regarding the services and support provided to the Fund and its shareholders by Eagle; information on the Fund’s performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing, as applicable, Eagle’s investment philosophy, investment strategy, personnel and operations; compliance and audit reports concerning the Fund and Eagle, including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Fund and/or Eagle responded to them.

As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information about the Fund and Eagle. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Eagle; (2) the personnel of Eagle; (3) the financial condition of Eagle; (4) the compliance program and record of Eagle; (5) the performance of the Fund as compared to its peer group and an appropriate benchmark; (6) the Fund’s expenses, including the advisory fee rate, the overall expense structure of the Fund, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Fund’s performance and expenses, where applicable; (8) benefits to be realized by Eagle and its respective affiliates and; (9) the estimated profitability of Eagle under the Agreement. The Board posed questions to various management personnel of Eagle regarding certain key aspects of the materials submitted in support of the renewal.

With respect to the renewal of the Agreement, the Board considered various factors, including: (1) the nature, extent and quality of services provided to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided to the Fund and the profits realized by Eagle and its affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of the Fund’s investors; (6) comparisons of services and fees with contracts entered into by Eagle with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived by Eagle from its relationship with the Fund.

Provided below is a discussion of the factors the Board considered at its August meeting to form the basis of its renewal of the Agreement. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreement and each Trustee may have accorded different weight to the various factors.

Nature, extent and quality of services The Board considered that Eagle is experienced in serving as investment adviser for the Fund and has provided a continuous investment program, including investment selection, credit review and market analysis among other matters, for the Fund. The Board also noted that Eagle and its affiliate, Eagle Fund Services, Inc. (“EFS”) provide administration, transfer agent and fund accounting services to the Fund. In addition, Eagle is responsible for oversight of compliance with the Fund’s policies and objectives, review of brokerage matters, oversight of the Fund’s compliance with applicable law, and implementation of Board directives as they relate to the Fund. The Board noted that shareholders in the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Eagle’s competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the Fund in its prospectus and other public disclosures, have chosen to invest in the Fund. The Board also considered information regarding the: (1) background and experience of Eagle personnel who provided services to the Fund; (2) material compliance matters during the last year, if any, and a certification as to the adequacy of Eagle’s compliance program; and (3) financial information regarding Eagle.

Investment performance The Board considered comparisons of the Fund’s Class A performance, including its one-year total return and 30-day yield, for the periods ended June 30, 2009 or the most recent period published. In this regard, the Board noted that: (1) the Fund is managed conservatively by Eagle to maintain a AAAm rating from Standard & Poor’s; (2) the Fund underperformed its peer group average for the 30 day period

12

Renewal of Investment Advisory Agreement

UNAUDITED

ended June 30, 2009; (3) the Fund underperformed its peer group average for the one-year period; (4) Eagle’s explanation that the Fund’s conservative style of management, including that the Fund has never owned asset-backed commercial paper, structured investment vehicles or CDO tranches, may reduce total return performance; and (5) Eagle’s representation that it does not manage any other accounts similar to the Fund. The Board also noted the challenging nature of the markets during the past year.

Fees and expenses The Board considered the management fee payable by the Fund under the Agreement, its total expense ratio and its Rule 12b-1 fees. The Board also considered the comparisons of the Fund’s expense ratio (with and without Rule 12b-1 fees) to the average expense ratio of its peer group based on data ended June 30, 2009. In this regard, the Board noted that the Fund’s expense ratio less 12b-1 was one basis point higher than the average of those peer group funds having similar asset levels. The Board considered that: (1) the management fee payable to Eagle is a combined fee for both investment advisory and administration services, making it difficult to compare such combined fee with advisory fees for other similar funds, as comparative funds frequently report lower advisory fees but higher levels of other expenses to arrive at nearly identical total expenses; and (2) the Fund’s expense ratio was partly inflated due to costs associated with the Fund’s participation in the United States Treasury Guaranty Program. The Board also considered that Eagle voluntarily agreed to continue to cap its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary in order to maintain a positive yield.

Costs, profitability and economies of scale The Board evaluated Eagle’s costs and profitability in providing services to the Fund. The Board noted that Eagle’s profits on the services it provided to the Fund are reasonable in light of its costs in providing services to the Fund and that Eagle manages the Fund’s assets and provides a comprehensive compliance program for the Fund. The Board considered that the Fund’s management fee structure provides for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that the Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory fees achieved when a Fund’s asset size reaches breakpoints in the fee schedules instituted by Eagle; (2) increased services to the Fund; or (3) allocation of fixed fund expenses over a large asset size.

Benefits In evaluating Eagle’s compensation, the Board considered other benefits that may be realized by Eagle and its affiliates from their relationship with the Fund. In this connection, the Board noted, among other things, that Eagle is responsible for coordinating the Fund’s audit, financial statements and tax returns, and managing expenses and budgets for the Fund, and that EFS also serves as the transfer agent and fund accountant for the Fund, and receives compensation for acting in these capacities. The Board noted that Eagle and its affiliates have entered into revenue sharing and services agreements with third parties for promotion and/or shareholder services.

The Board also recognized that Eagle Fund Distributors, Inc. (“Distributor”), a subsidiary of the Manager, serves as the principal underwriter and distributor for the Fund, and as such, receives Rule 12b-1 payments from the Fund to compensate it for providing services and distribution activities. These activities could lead to growth in the Fund’s assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Eagle have entered into agreements with the Distributor to sell fund shares and receive compensation from the Distributor.

Conclusions Based on these considerations, the Board concluded with respect to the Fund that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of Eagle’s services to the Fund; (2) the Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreement and profits earned by Eagle were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee structure provides the Fund’s shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Agreement between the Fund and Eagle.

13

eagleasset.com

727.567.8143  I  800.421.4184

Eagle Fund Distributors, Inc.

Member FINRA

Not FDIC Insured  ♦  May Lose Value  ♦  No Bank Guarantee

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Eagle at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Eagle Cash Trust. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, is available without charge, upon request, by calling the Eagle Family of Funds, toll-free at the number above, by accessing our website at eagleasset.com or by accessing the Commission’s website at www.sec.gov.

Would you like to receive future mailings via e-mail? If so, please let us know. Visit eagleasset.com to enroll.

08/09	Printed on recycled paper

Municipal Money Market Fund

Annual Report

and Investment Performance

Review for the fiscal year ended

August 31, 2009

President’s Letter

Dear Fellow Shareholders:

I am pleased to present the annual report of the Eagle Cash Trust—Municipal Money Market Fund (the “Fund”) for the fiscal year ended August 31, 2009. At the end of the fiscal year, the Fund’s seven day current yield was 0.01%, which was down from 1.11% at the end of the previous fiscal year. The yields fell because short-term interest rates in general declined as the Federal Reserve’s Open Markets Committee (“FOMC”) reduced the federal funds target rate from 2.00% to a range of 0%-0.25% over the course of the fiscal year. Moreover, demand for top-rated, tax-exempt short-term securities continues to be strong relative to the available supply of such issues. The FOMC’s actions were in response to significantly increased economic and financial market uncertainty brought on in part due to the September bankruptcy of Lehman Brothers and to the Reserve Primary Money Market Fund “breaking the buck,” or setting a net asset value (“NAV”) at less than $1.00 per share. These events caused investors to seek safety in U.S. Treasury bills and to have reduced demand for corporate and municipal bonds. As a result, municipal floating rate note yields temporarily surged to nearly 8% for a brief period last fall. As federal programs to stabilize the markets went into effect, investor demand for short-term municipal notes increased and yields dramatically declined. This decline continued into 2009 as tax-exempt floating rate notes have remained within a narrow range of 0.27% and 0.67%. Even as the economy appears to be coming out of a severe recession, most economists expect a very modest recovery, which should result in the continuation of the low-interest rate environment. The yields quoted represent past performance, which does not guarantee future results. Current yields may be higher of lower than the yields quoted. To obtain the Fund’s current yield, please visit our website at eagleasset.com.

As of August 31, 2009, the Fund’s investment portfolio was comprised of 95% tax-exempt floating rate notes, 2% fixed rate notes and 3% commercial paper. The large composition of floating rate notes reflected the dearth of available high-quality short-term paper and provided the Fund with ample liquidity.

(a) Standard & Poor’s, a widely recognized independent authority on credit quality, rates certain money market funds based on weekly analysis. When rating a money market fund, Standard & Poor’s assesses the safety of principal. According to Standard & Poor’s, a fund rated AAAm (“m” denotes money market fund) offers excellent safety features and has superior capacity to maintain principal value and limit exposure to loss. In evaluating safety, Standard & Poor’s focuses on credit quality, liquidity and management of the Fund.

The entire portfolio is invested in highly rated tier-one securities. The high quality investments satisfied the requirements set forth by Standard and Poor’s Rating Group to maintain the Fund’s AAAm(a) rating. Ratings are subject to change, do not remove market risk from your investment and do not provide assurance that the Fund will meet its investment objective.

During the fiscal year, the Fund participated in the U.S. Treasury Department (“Treasury”) Money Market Guarantee Program (the “Program”). The Program, which expired on September 18, 2009, guaranteed that investors would receive $1.00 for each Fund share held as of September 19, 2008 in the event that the Fund “broke the buck,” meaning its net asset value fell below $0.995 per share. As credit markets stabilized as the fiscal year progressed, no participating money market mutual fund needed to make a claim under the Program.

Over the past few months, we have seen several proposals put forward designed to reform the financial services industry and bring stability to the marketplace. Among these, the Securities and Exchange Commission has proposed new rules for money market funds, designed to improve the liquidity and credit quality of money market funds and improve disclosure to fund shareholders. We expect final rules to be issued within the next several months and we intend to take whatever steps may be required to comply with any new rules.

If you would like to begin receiving this report and other reports from the Eagle Family of Funds electronically, please visit our website, eagleasset.com, and enroll for electronic delivery. Doing so will reduce the amount of paper we consume, which saves the Fund (and its shareholders) money as well as helps the environment. Enrolling in this service will not affect the delivery of your account statements or other confidential communications.

We appreciate your continued support and confidence in the Eagle Family of Funds.

Sincerely,

Stephen G. Hill

President

October 15, 2009

1

Statement of Net Assets

MUNICIPAL MONEY MARKET FUND	08.31.2009

Notes, bonds & variable rate demand notes 96.7% (a) (b)	Principal amount (in thousands)	Value

Alabama 0.3%
Infirmary Health System Special Care Facilities Financing Authority, 0.26%, HRB, Gulf Health Hospitals Inc. Project, Series 06A, 09/02/09, LOC: Bank of Nova Scotia (c)	$1,500	$1,500,000
Pell City Special Care Facilities, 0.30%, HRB, Noland Health Services Inc. Project, Series A, 09/03/09, LOC: U.S. Bank, N.A. (c)	2,350	2,350,000

Alaska 1.5%
Valdez, 0.07%, IDRB, BP Amoco Inc. Project, Series 01K, 09/01/09 (c)	14,000	14,000,000
Valdez, 0.08%, IDRB, BP Amoco Inc. Project, Series 03C, 09/01/09 (c)	6,700	6,700,000
Valdez, 0.07%, IDRB, ExxonMobil Corporation Project, Series B, 09/01/09 (c)	1,400	1,400,000

Arizona 1.2%
Arizona Health Facilities Authority, 0.28%, HRB, Banner Health Project, Series C, 09/02/09, LOC: Scotia Bank (c)	6,870	6,870,000
Scottsdale Industrial Development Authority, 0.32%, EFRB, Notre Dame Prep School Project, Series 01A, 09/03/09, LOC: Bank One, N.A. (c)	4,220	4,220,000
Yavapai County Industrial Development Authority, 0.26%, HRB, Northern Arizona Healthcare Project, Series B, 09/03/09, LOC: Banco Bilbao Vizcaya (c)	2,200	2,200,000
Yavapai County Industrial Development Authority, 0.30%, HRB, Yavapai Regional Medical Center Project, Series A, 09/03/09, LOC: UBS AG (c)	3,800	3,800,000

California 3.0%
Abag Finance Authority for Nonprofit Corporations, 0.20%, EFRB, Marin Country Day School Project, 09/03/09, LOC: U.S. Bank, N.A. (c)	1,115	1,115,000
California Statewide Communities Development Authority, 0.21%, IDRB, Los Angeles County Museum of Art Project, Series A, 09/02/09, LOC: Wells Fargo Bank, N.A. (c)	14,000	14,000,000
California Statewide Communities Development Authority, 0.23%, MFHRB, Foxwood Apartments Project, Series J, 09/03/09, LOC: Wells Fargo Bank, N.A. (c)	2,875	2,875,000
State Department of Water Resources, 0.15%, Series B-4, 09/01/09, LOC: Bayerische Landesbank (c)	26,050	26,050,000

Colorado 5.8%
Aurora, 0.26%, HRB, The Children’s Hospital Project, Series C, 09/03/09, LOC: Wells Fargo Bank, N.A. (c)	5,190	5,190,000
Broomfield Urban Renewal Authority, 0.30%, IDRB, Series 05, 09/03/09, LOC: BNP Paribas (c)	4,100	4,100,000
Colorado Educational & Cultural Facilities Authority, 0.18%, EFRB, National Jewish Federation Project, Series B-2, 09/01/09, LOC: TD Bank, N.A. (c)	10,300	10,300,000
Colorado Educational & Cultural Facilities Authority, 0.18%, EFRB, National Jewish Federation Project, Series B-3, 09/01/09, LOC: TD Bank, N.A. (c)	8,880	8,880,000
Colorado Educational & Cultural Facilities Authority, 0.18%, EFRB, National Jewish Federation Project, Series B-4, 09/01/09, LOC: TD Bank, N.A. (c)	10,000	10,000,000

Notes, bonds & variable rate demand notes 96.7% (a) (b)	Principal amount (in thousands)	Value

Colorado Educational & Cultural Facilities Authority, 0.18%, EFRB, National Jewish Federation Project, Series 07C-5, 09/01/09, LOC: U.S. Bank, N.A. (c)	$2,400	$2,400,000
Colorado Educational & Cultural Facilities Authority, 0.18%, EFRB, National Jewish Federation Project, Series D-1, 09/01/09, LOC: J.P. Morgan Chase Bank (c)	500	500,000
Colorado Educational & Cultural Facilities Authority, 0.18%, EFRB, National Jewish Federation Project, Series D-2, 09/01/09, LOC: J.P. Morgan Chase Bank (c)	4,200	4,200,000
Colorado Educational & Cultural Facilities Authority, 0.18%, EFRB, National Jewish Federation Project, Series F-1, 09/01/09, LOC: Northern Trust Company (c)	10,070	10,070,000
Colorado Educational & Cultural Facilities Authority, 0.28%, HEB, Northwest University Project, Series 07, 09/03/09, LOC: Bank of America, N.A. (c)	4,900	4,900,000
Colorado Health Facilities Authority, 0.28%, HRB, Exempla Inc. Project, Series 02B, 09/03/09, LOC: U.S. Bank, N.A. (c)	2,235	2,235,000
Colorado Health Facilities Authority, 0.27%, HRB, National Jewish Medical & Research Center Project, 09/03/09, LOC: J.P. Morgan Chase Bank (c)	10,300	10,300,000
Denver Urban Renewal Authority, 0.30%, Stapleton Project, Series 08A-2, 09/03/09, LOC: U.S. Bank, N.A. (c)	5,000	5,000,000
Denver Urban Renewal Authority, 0.30%, Stapleton Project, Series A-1, 09/03/09, LOC: U.S. Bank, N.A. (c)	4,000	4,000,000
Traer Creek Metropolitan District, 0.45%, Eagle County Project, Series 02, 09/02/09, LOC: BNP Paribas (c)	2,300	2,300,000

Connecticut 0.1%
Connecticut Health & Educational Facility Authority, 0.10%, HEB, Yale University Project, Series V-1, 09/01/09 (c)	700	700,000

Delaware 0.3%
Delaware River & Bay Authority, 0.20%, Transportation Revenue Bond, Series 08, 09/02/09, LOC: TD Bank, N.A. (c)	3,800	3,800,000

District of Columbia 1.2%
District of Columbia, 0.33%, AARP Foundation Project, Series 04, 09/03/09, LOC: Bank of America, N.A. (c)	1,100	1,100,000
District of Columbia, 0.33%, The Washington Center for Internships Project, 09/03/09, LOC: Branch Banking & Trust (c)	3,100	3,100,000
District of Columbia, 0.20%, Washington Drama Society Project, Series 08, 09/03/09, LOC: J.P. Morgan Chase Bank (c)	13,900	13,900,000

Florida 5.6%
Dade County Industrial Development Authority, 0.24%, IDRB, Dolphins Stadium Project, Series B, 09/02/09, LOC: Societe Generale (c)	1,700	1,700,000
Florida Keys Aqueduct Authority, 0.20%, 09/02/09, LOC: TD Bank, N.A. (c)	10,500	10,500,000
JEA District Energy Systems, 0.17%, Series 04A, 09/03/09, LOC: State Street Bank & Trust Co. (c)	26,520	26,520,000
Leesburg, 0.30%, HRB, The Villages Regional Hospital Project, Series B, 09/03/09, LOC: Scotia Bank (c)	6,000	6,000,000
Marion County Industrial Development Authority, 0.33%, HRB, Hospice of Marion County Project, 09/03/09, LOC: Wachovia Bank, N.A. (c)	8,040	8,040,000

2	The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

MUNICIPAL MONEY MARKET FUND	08.31.2009

Notes, bonds & variable rate demand notes 96.7% (a) (b)	Principal amount (in thousands)	Value

Florida (cont’d)
Palm Beach County, 0.33%, EFRB, St. Andrew’s School Project, 09/03/09, LOC: Bank of America, N.A. (c)	$4,500	$4,500,000
Palm Beach County, 0.51%, Henry Morrison Flagler Project, Series 03, 09/03/09, LOC: Northern Trust Company (c)	5,875	5,875,000
Palm Beach County, 0.49%, Norton Gallery Inc. Project, 09/02/09, LOC: Bank of America, N.A. (c)	3,075	3,075,000
Palm Beach County, 0.49%, Norton Gallery Inc. Project, 09/02/09, LOC: Northern Trust Company (c)	3,385	3,385,000
Palm Beach County, 0.28%, Raymond F. Kravis Center Project, 09/03/09, LOC: Northern Trust Company (c)	3,500	3,500,000
Pinellas County Health Facility Authority, 0.18%, HRB, BayCare Health System Project, Series A-1, 09/01/09, LOC: U.S. Bank, N.A. (c)	5,500	5,500,000
Sarasota County, 0.48%, EFRB, Sarasota Military Academy Project, Series 08, 09/03/09, LOC: Wachovia Bank, N.A. (c)	2,945	2,945,000

Georgia 2.1%
Coweta County Residential Care for the Elderly Authority, 0.28%, HRB, Wesley Woods of Newnan-Peachtree Inc. Project, Series 05, 09/02/09, LOC: Branch Banking & Trust (c)	3,510	3,510,000
Fulton County Residential Care for the Elderly Authority, 0.28%, HRB, First Mortgage Lenbrook Project, Series C, 09/02/09, LOC: Bank of Scotland (c)	11,660	11,660,000
Georgia, GO, 6.75%, Series 94E, 12/01/09	5,000	5,070,892
Georgia, GO, 7.10%, Series 95D, 09/01/09	7,900	7,900,000
Richmond County Development Authority, 0.22%, HEB, MCG Health Inc. Project, Series 08A, 09/02/09, LOC: UBS AG (c)	3,000	3,000,000

Idaho 0.8%
Idaho Health Facilities Authority, 0.23%, HRB, St. Luke’s Health System Project, Series 09A, 09/02/09, LOC: Wells Fargo Bank, N.A. (c)	6,000	6,000,000
Idaho Housing & Finance Association, 0.28%, HEB, The College of Idaho Project, Series 08, 09/03/09, LOC: U.S. Bank, N.A. (c)	4,950	4,950,000

Illinois 8.8%
Chicago Board of Education, 0.31%, Series 09A-2, 09/03/09, LOC: Northern Trust Company (c)	3,235	3,235,000
Chicago O’Hare International Airport, 0.19%, Subordinate Lien Revenue Bonds, Series B, 09/02/09, LOC: Societe Generale (c)	18,100	18,100,000
Chicago Wastewater, 0.18%, Series C-3, 09/01/09, LOC: Northern Trust Company (c)	4,500	4,500,000
Chicago Water Revenue, 0.29%, Series 04-3, 09/03/09, LOC: State Street Bank & Trust Co. (c)	3,225	3,225,000
Hoffman Estates, 0.41%, Hoffman Estate Economic Development Project, Series 05, 09/03/09, LOC: Northern Trust Company (c)	6,800	6,800,000
Illinois Educational Facilities Authority, 0.32%, HEB, Elmhurst College Project, Series 03, 09/02/09, LOC: Bank One, N.A. (c)	1,600	1,600,000
Illinois Educational Facilities Authority, 0.33%, HEB, Saint Xavier University Project, Series A, 09/03/09, LOC: LaSalle Bank, N.A. (c)	5,350	5,350,000
Illinois Finance Authority, 0.26%, Chicago Symphony Orchestra Project, Series 94, 09/02/09, LOC: Northern Trust Company (c)	18,700	18,700,000
Illinois Finance Authority, 0.33%, EFRB, Francis W. Parker School Project, Series 99, 09/02/09, LOC: Harris Trust and Savings Bank and Northern Trust Company (c)	4,850	4,850,000

Notes, bonds & variable rate demand notes 96.7% (a) (b)	Principal amount (in thousands)	Value

Illinois Finance Authority, 0.41%, EFRB, Lake Forest Country Day School Project, Series 05, 09/02/09, LOC: Northern Trust Company (c)	$3,000	$3,000,000
Illinois Finance Authority, 0.41%, EFRB, North Shore Country Day School Project, Series 03, 09/02/09, LOC: Northern Trust Company (c)	7,200	7,200,000
Illinois Finance Authority, 0.29%, HEB, Bradley University Project, Series B, 09/03/09, LOC: Northern Trust Company (c)	4,200	4,200,000
Illinois Finance Authority, 0.24%, HEB, Illinois Wesleyan University Project, 09/03/09, LOC: Northern Trust Company (c)	4,880	4,880,000
Illinois Finance Authority, 0.20%, HRB, Carle Foundation Project, Series 09B, 09/03/09, LOC: Northern Trust Company (c)	1,875	1,875,000
Illinois Finance Authority, 0.22%, HRB, Elmhurst Memorial Healthcare Project, Series 08D, 09/02/09, LOC: Northern Trust Company (c)	4,000	4,000,000
Illinois Finance Authority, 0.25%, HRB, Northwest Community Hospital Project, Series C, 09/03/09, LOC: Wells Fargo Bank, N.A. (c)	5,695	5,695,000
Illinois Finance Authority, 0.24%, HRB, Rush University Medical Center Project, Series A, 09/03/09, LOC: Northern Trust Company (c)	3,600	3,600,000
Illinois Finance Authority, 0.33%, Uniform Law Foundation Project, Series 07, 09/03/09, LOC: LaSalle Bank, N.A. (c)	2,740	2,740,000
Illinois Finance Authority, 0.32%, IDRB, Window to the World Communications Inc. Project, Series 00, 09/02/09, LOC: Bank of America, N.A. (c)	1,000	1,000,000
Illinois Finance Authority, 0.46%, Joan W. and Irving B. Harris Theater for Music and Dance Project, Series 05, 09/02/09, LOC: Bank of America, N.A. (c)	2,000	2,000,000
Illinois Finance Authority, 0.29%, HRB, Southern Illinois Healthcare Project, 09/02/09, LOC: Bank of Nova Scotia (c)	4,580	4,580,000
Lisle, 0.35%, MFHRB, Four Lakes Phase V Project, Series 96, 09/02/09, LOC: LaSalle Bank, N.A. (c)	12,500	12,500,000
University of Illinois, 0.32%, HEB, UIC South Campus Project, 09/02/09, LOC: J.P. Morgan Chase Bank (c)	4,245	4,245,000

Indiana 3.2%
Indiana Development Finance Authority, 0.32%, Eiteljorg Museum Project, Series 04, 09/02/09, LOC: Bank One, N.A. (c)	2,000	2,000,000
Indiana Educational Facilities Authority, 0.28%, HEB, Earlham College Project, Series 04E, 09/03/09, LOC: U.S. Bank, N.A. (c)	4,600	4,600,000
Indiana Educational Facilities Authority, 0.28%, HEB, Hanover College Project, Series B, 09/03/09, LOC: Bank One, N.A. (c)	3,100	3,100,000
Indiana Finance Authority, 0.20%, HRB, Sisters of St. Francis Health Services, Inc. Project, Series I, 09/02/09, LOC: Wells Fargo Bank, N.A. (c)	3,600	3,600,000
Indiana Finance Authority, 0.23%, HRB, Sisters of St. Francis Health Services, Inc. Project, Series J, 09/03/09, LOC: Wells Fargo Bank, N.A. (c)	3,500	3,500,000
Indiana Health & Educational Facilities Financing Authority, 0.23%, HRB, Clarian Health Partners Project, Series C, 09/02/09, LOC: Branch Banking & Trust (c)	6,275	6,275,000
Indiana Health Facility Financing Authority, 0.33%, HRB, Community Hospitals Project, Series B, 09/03/09, LOC: Bank of America, N.A. (c)	10,410	10,410,000

The accompanying notes are an integral part of the financial statements.	3

Statement of Net Assets

MUNICIPAL MONEY MARKET FUND	08.31.2009

Notes, bonds & variable rate demand notes 96.7% (a) (b)	Principal amount (in thousands)	Value

Indiana (cont’d)
Marion, 0.33%, HEB, Wesleyan University Project, Series 06, 09/03/09, LOC: Bank of America, N.A. (c)	$14,000	$14,000,000

Kansas 0.3%
Olathe, 0.33%, HRB, Cedar Lake Village Inc. Project, Series 04, 09/03/09, LOC: Bank of America, N.A. (c)	4,840	4,840,000

Kentucky 1.0%
Middletown, 0.32%, EFRB, Christian Academy of Louisville Project, Series 04, 09/03/09, LOC: J.P. Morgan Chase Bank (c)	9,290	9,290,000
Trimble County Association of Counties Leasing Trust, 0.13%, Series A, 09/01/09, LOC: U.S. Bank, N.A. (c)	5,100	5,100,000

Louisiana 3.9%
Louisiana, GO, 0.20%, Series 08A, 09/02/09, LOC: BNP Paribas (c)	11,570	11,570,000
Louisiana Offshore Terminal Authority, 0.32%, Transportation Revenue Bond, Deep Water Port Refunding Loop LLC Project, Series 03B, 09/02/09, LOC: Bank One, N.A. (c)	20,600	20,600,000
South Louisiana Port Commission, 0.40%, IDRB, Occidental Petroleum Corporation Project, Series 91, 09/02/09, LOC: Bayerische Landesbank (c)	25,000	25,000,000

Maine 0.3%
Maine Finance Authority, 0.35%, Jackson Laboratory Project, Series 02, 09/03/09, LOC: Bank of America, N.A. (c)	5,070	5,070,000

Maryland 1.8%
Maryland Health & Higher Educational Facilities Authority, 0.15%, HEB, Johns Hopkins University Project, Series 08B, 09/02/09 (c)	7,480	7,480,000
Maryland Health & Higher Educational Facilities Authority, 0.22%, HRB, University of Maryland Medical System Project, Series A, 09/03/09, LOC: Wachovia Bank, N.A. (c)	5,985	5,985,000
Montgomery County, 0.33%, EFRB, Georgetown Preparatory School Project, Series 05, 09/03/09, LOC: Bank of America, N.A. (c)	9,210	9,210,000
Montgomery County, 0.33%, HRB, Institute for Genomic Research Project, 09/03/09, LOC: Bank of America, N.A. (c)	4,455	4,455,000

Massachusetts 2.6%
Massachusetts, GO, 0.14%, Central Artery Project, Series 00A, 09/01/09, BPA: Landesbank Baden Wurttenburg (c)	11,500	11,500,000
Massachusetts, GO, 0.11%, Central Artery Project, Series 00B, 09/01/09, BPA: State Street Bank & Trust Co. (c)	1,790	1,790,000
Massachusetts Health & Educational Facilities Authority, 0.14%, HEB, Harvard University Project, Series 00Y, 09/03/09 (c)	25,000	25,000,000

Michigan 1.8%
Farmington Hills Hospital Finance Authority, 0.18%, HRB, Botsford General Hospital Project, Series A, 09/01/09, LOC: U.S. Bank, N.A. (c)	7,905	7,905,000
Kent Hospital Finance Authority, 0.30%, HRB, Spectrum Health System Project, Series C, 09/02/09, LOC: Bank of New York (c)	7,200	7,200,000

Notes, bonds & variable rate demand notes 96.7% (a) (b)	Principal amount (in thousands)	Value

Michigan Higher Education Facilities Authority, 0.23%, HEB, Albion College Project, Series 06, 09/03/09, LOC: J.P. Morgan Chase Bank (c)	$10,200	$10,200,000
Michigan Hospital Finance Authority, 0.23%, HRB, Henry Ford Health System Project, Series 07, 09/02/09, LOC: J.P. Morgan Chase Bank (c)	1,490	1,490,000

Minnesota 1.3%
Minneapolis, 0.22%, HRB, Fairview Health Services Project, Series D, 09/02/09, LOC: Wells Fargo Bank, N.A. (c)	2,300	2,300,000
Minneapolis, 0.20%, HRB, Fairview Health Services Project, Series E, 09/02/09, LOC: Wells Fargo Bank, N.A. (c)	7,000	7,000,000
Minneapolis & St. Paul Housing & Redevelopment Authority, 0.22%, HRB, Allina Health System Project, Series C-1, 09/03/09, LOC: Wells Fargo Bank, N.A. (c)	5,000	5,000,000
Minnesota, GO, 5.00%, Series 04, 11/01/09	5,000	5,033,550

Mississippi 4.0%
Jackson County, 0.12%, IDRB, Chevron USA Inc. Project, Series 93, 09/01/09 (c)	43,575	43,575,000
Mississippi Business Finance Commission, 0.12%, IDRB, Chevron USA Inc. Project, Series 07A, 09/01/09 (c)	9,500	9,500,000
Mississippi Business Finance Corporation, 0.28%, IDRB, D’Iberville Promenade Shopping Center Project, 09/03/09, LOC: Wachovia Bank, N.A. (c)	5,000	5,000,000

Missouri 1.7%
Bi-State Development Agency Missouri—Illinois Metropolitan District, 0.25%, Transportation Revenue Bond, Metrolink Project, Series A, 09/02/09, LOC: J.P. Morgan Chase Bank (c)	2,500	2,500,000
Independence Industrial Development Authority, 0.33%, HRB, Groves and Graceland Project, Series 97A, 09/03/09, LOC: Bank of America, N.A. (c)	1,110	1,110,000
Missouri Health & Educational Facilities Authority, 0.29%, HRB, Deaconess Long Term Care Project, Series A, 09/03/09, LOC: Bank One, N.A. (c)	5,400	5,400,000
Missouri Health & Educational Facilities Authority, 0.30%, HRB, Lutheran Senior Services Project, Series 00, 09/02/09, LOC: U.S. Bank, N.A. (c)	5,625	5,625,000
Missouri Highways & Transit Commission, 0.30%, Transportation Revenue Bond, Series 05B-1, 09/02/09, LOC: State Street Bank & Trust Co. (c)	3,775	3,775,000
St. Joseph Industrial Development Authority, 0.20%, HRB, Heartland Regional Medical Center Project, Series A, 09/02/09, LOC: U.S. Bank, N.A. (c)	6,000	6,000,000

Nevada 1.7%
Las Vegas, GO, 0.13%, Series 06C, 09/01/09, LOC: Lloyds TSB Bank (c)	24,850	24,850,000

New Jersey 1.5%
New Jersey Economic Development Authority, 0.22%, HRB, Cooper Health System Project, Series A, 09/03/09, LOC: TD Bank, N.A. (c)	6,400	6,400,000
New Jersey Health Care Facilities Financing Authority, 0.22%, HRB, Virtua Health Inc. Project, Series D, 09/03/09, LOC: TD Bank, N.A. (c)	6,600	6,600,000

4	The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

MUNICIPAL MONEY MARKET FUND	08.31.2009

Notes, bonds & variable rate demand notes 96.7% (a) (b)	Principal amount (in thousands)	Value

New Jersey (cont’d)
New Jersey Turnpike Authority, 0.20%, Transportation Revenue Bond, Series 09D, 09/03/09, LOC: Scotia Bank (c)	$9,500	$9,500,000

New Mexico 1.8%
Farmington, 0.28%, HRB, San Juan Regional Medical Center Project, Series 04B, 09/03/09, LOC: Bank of Nova Scotia (c)	9,500	9,500,000
New Mexico Finance Authority, 0.25%, Subordinate Lien Revenue Bonds, Series B-1, 09/03/09, LOC: State Street Bank & Trust Co. (c)	16,435	16,435,000

New York 8.0%
Metropolitan Transportation Authority, 0.20%, Transportation Revenue Bond, Series B-1, 09/03/09, LOC: Scotia Bank (c)	10,100	10,100,000
Nassau Health Care Corporation, 0.17%, HRB, Series B-2, 09/03/09, LOC: TD Bank, N.A. (c)	5,720	5,720,000
New York City Health & Hospital Corporation, 0.20%, HRB, HHC Capital Corporation Project, Series D, 09/02/09, LOC: J.P. Morgan Chase Bank (c)	5,000	5,000,000
New York City Industrial Development Agency, 0.25%, IDRB, FC Hanson Office Associates Project, 09/03/09, LOC: ING Bank NV (c)	7,800	7,800,000
New York City Transitional Finance Authority, 0.12%, Recovery Bonds, Series 03 1-D, 09/01/09, BPA: Landesbank Hessen-Thueringen (c)	4,800	4,800,000
New York City Transitional Finance Authority, 0.11%, Series C, 09/01/09, BPA: Bayerische Landesbank (c)	29,700	29,700,000
New York City Transitional Finance Authority, 0.12%, Series C-2, 09/01/09, BPA: Landesbank Hessen-Thueringen (c)	5,700	5,700,000
New York City Trust for Cultural Resources, 0.19%, Lincoln Center for the Performing Arts, Inc. Project, Series 08B-1, 09/02/09, LOC: U.S. Bank, N.A. (c)	3,750	3,750,000
New York Dormitory Authority, 0.20%, HEB, City University of New York Project, Series D, 09/03/09, LOC: TD Bank, N.A. (c)	6,500	6,500,000
New York Dormitory Authority, 0.30%, HEB, Court Facilities Lease Project, Series B, 09/02/09, LOC: Bayerische Landesbank (c)	3,700	3,700,000
New York Dormitory Authority, 0.17%, HEB, New York Public Library Project, Series A, 09/02/09, LOC: TD Bank, N.A. (c)	7,305	7,305,000
New York Housing Development Corporation, 0.28%, MFHRB, The Crest Project, Series A, 09/02/09, LOC: Landesbank Hessen-Thueringen (c)	1,200	1,200,000
New York Metropolitan Transportation Authority, 0.16%, Transportation Revenue Bond, Series G-2, 09/01/09, LOC: BNP Paribas (c)	1,200	1,200,000
Triborough Bridge & Tunnel Authority, 0.40%, Transportation Revenue Bond, Series 05B-4, 09/03/09, BPA: Landesbank Baden Wurttenburg (c)	11,455	11,455,000
Triborough Bridge & Tunnel Authority, 0.17%, Transportation Revenue Bond, Series B, 09/02/09, LOC: State Street Bank & Trust Co. (c)	12,960	12,960,000

North Carolina 3.9%
North Carolina Capital Facilities Finance Agency, 0.35%, HEB, Elon University Project, Series 01C, 09/02/09, LOC: Bank of America, N.A. (c)	5,700	5,700,000

Notes, bonds & variable rate demand notes 96.7% (a) (b)	Principal amount (in thousands)	Value

North Carolina Capital Facilities Finance Agency, 0.33%, HEB, Pfeiffer University Project, Series 06, 09/03/09, LOC: Bank of America, N.A. (c)	$9,820	$9,820,000
North Carolina Educational Facilities Finance Agency, 0.33%, EFRB, Ravenscroft School Inc. Project, Series 00, 09/03/09, LOC: Wachovia Bank, N.A. (c)	5,900	5,900,000
North Carolina, GO, 0.15%, Public Improvement Project, Series 02E, 09/02/09, BPA: Landesbank Hessen-Thueringen (c)	7,305	7,305,000
North Carolina Medical Care Commission, 0.24%, HEB, Wake Forest University Project, Series B, 09/03/09, LOC: Branch Banking & Trust (c)	15,830	15,830,000
North Carolina Medical Care Commission, 0.21%, HRB, University Health Systems of Eastern Carolina Project, Series B-1, 09/02/09, LOC: Branch Banking & Trust (c)	2,800	2,800,000
North Carolina Medical Care Commission, 0.32%, HRB, University Health Systems of Eastern Carolina Project, Series B-2, 09/02/09, LOC: Branch Banking & Trust (c)	5,200	5,200,000
North Carolina Ports Authority, 0.33%, Transportation Revenue Bond, Series 08, 09/03/09, LOC: Branch Banking & Trust (c)	5,000	5,000,000

Ohio 2.4%
Cleveland, 0.30%, Airport Facilities Revenue Bond, Series 08D, 09/03/09, LOC: U.S. Bank, N.A. (c)	3,850	3,850,000
Cleveland, 0.22%, Series 09R, 09/03/09, LOC: BNP Paribas (c)	3,000	3,000,000
Columbus, 0.15%, Series 08B, 09/03/09 (c)	6,530	6,530,000
Franklin County, 0.20%, HRB, Grant Medical Center Project, Series 96A, 09/03/09, LOC: U.S. Bank, N.A. (c)	2,145	2,145,000
Hamilton County, 0.23%, HRB, Elizabeth Gamble Deaconess Home Project, Series B, 09/03/09, LOC: J.P. Morgan Chase Bank (c)	10,492	10,492,000
Ohio Building Authority, 3.00%, Juvenille Corrections Project, Series A, 10/01/09	6,385	6,396,128
Salem, 0.27%, HRB, Salem Community Hospital Project, Series 05, 09/03/09, LOC: J.P. Morgan Chase Bank (c)	2,365	2,365,000

Oklahoma 0.3%
University Hospitals Trust, 0.33%, HRB, Series A, 09/02/09, LOC: Bank of America, N.A. (c)	5,000	5,000,000

Oregon 1.5%
Clackamas County Hospital Facility Authority, 0.20%, HRB, Legacy Health System Project, Series C, 09/02/09, LOC: U.S. Bank, N.A. (c)	4,700	4,700,000
Oregon Facilities Authority, 0.25%, HRB, PeaceHealth Project, Series 08B, 09/03/09, LOC: U.S. Bank, N.A. (c)	3,595	3,595,000
Oregon Facilities Authority, 0.23%, HRB, PeaceHealth Project, Series 08C, 09/03/09, LOC: Wells Fargo Bank, N.A. (c)	5,000	5,000,000
Oregon Facilities Authority, 0.25%, HRB, PeaceHealth Project, Series 08D, 09/03/09, LOC: Wells Fargo Bank, N.A. (c)	4,400	4,400,000
Oregon Health Housing Educational & Cultural Facilities Authority, 0.25%, HRB, Sacred Heart Medical Center Project, Series 98A, 09/03/09, LOC: U.S. Bank, N.A. (c)	4,000	4,000,000

Pennsylvania 5.3%
Delaware County Industrial Development Authority, 0.10%, IDRB, United Parcel Services Inc. Project, 09/01/09 (c)	8,400	8,400,000

The accompanying notes are an integral part of the financial statements.	5

Statement of Net Assets

MUNICIPAL MONEY MARKET FUND	08.31.2009

Notes, bonds & variable rate demand notes 96.7% (a) (b)	Principal amount (in thousands)	Value

Pennsylvania (cont’d)
Lower Merion School District, 0.20%, Series 09B, 09/03/09, LOC: U.S. Bank, N.A. (c)	$2,600	$2,600,000
Moon Industrial Development Authority, 0.30%, Providence Point Project, Series 07, 09/03/09, LOC: Bank of Scotland (c)	41,780	41,780,000
Philadelphia Authority for Industrial Development, 0.33%, Pennsylvania Academy of the Fine Arts Project, 09/03/09, LOC: Wachovia Bank, N.A. (c)	7,800	7,800,000
Philadelphia Authority for Industrial Development, 0.27%, IDRB, Girard Estate Project, Series 02, 09/03/09, LOC: J.P. Morgan Chase Bank (c)	11,200	11,200,000
Philadelphia School District, 0.22%, Series 09C, 09/03/09, LOC: TD Bank, N.A. (c)	3,000	3,000,000
Ridley School District, 0.30%, Series 09, 09/03/09, LOC: TD Bank, N.A. (c)	2,000	2,000,000

Rhode Island 0.9%
Rhode Island Health & Educational Building Corporation, 0.20%, HEB, Bryant University Project, 09/02/09, LOC: TD Bank, N.A. (c)	9,900	9,900,000
Rhode Island Health & Educational Building Corporation, 0.33%, HRB, Thundermist Health Center Project, Series 04, 09/02/09, LOC: Bank of America, N.A. (c)	3,155	3,155,000

South Carolina 0.8%
South Carolina Educational Facilities Authority, 0.48%, HEB, Coker College Project, 09/03/09, LOC: Wachovia Bank, N.A. (c)	7,040	7,040,000
South Carolina Jobs, Economic Development Authority, 0.33%, Community YMCA Rock Hill Project, Series 04, 09/03/09, LOC: Bank of America, N.A. (c)	1,440	1,440,000
South Carolina Jobs, Economic Development Authority, 0.21%, HRB, AnMed Health Project, Series A, 09/02/09, LOC: Branch Banking & Trust (c)	3,000	3,000,000

Tennessee 2.6%
Blount County Public Building Authority, 0.33%, Public Improvement Project, Series E5-B, 09/02/09, LOC: Branch Banking & Trust (c)	31,210	31,210,000
Blount County Public Building Authority, 0.33%, Public Improvement Project, Series E8-A, 09/02/09, LOC: Branch Banking & Trust (c)	4,925	4,925,000
Chattanooga Health Educational & Housing Facility Board, 0.33%, HEB, Southern Adventist University Project, Series 03, 09/03/09, LOC: Bank of America, N.A. (c)	1,115	1,115,000

Texas 5.3%
Houston Higher Education Finance Corporation, 0.12%, HEB, Rice University Project, Series A, 09/01/09 (c)	43,960	43,960,000
Houston Higher Education Finance Corporation, 0.13%, HEB, Rice University Project, Series B, 09/01/09 (c)	7,000	7,000,000
Univeristy of Texas, 0.17%, HEB, Series 08A, 09/03/09 (c)	6,000	6,000,000
University of Texas, 0.16%, HEB, Series A, 09/03/09 (c)	18,500	18,500,000
University of Texas, 0.16%, HEB, Series B, 09/03/09 (c)	1,965	1,965,000

Vermont 0.7%
Vermont Educational & Health Buildings Financing Agency, 0.20%, HRB, Brattleboro Memorial Hospital Project, Series A, 09/01/09, LOC: TD Bank, N.A. (c)	1,800	1,800,000

Notes, bonds & variable rate demand notes 96.7% (a) (b)	Principal amount (in thousands)	Value

Vermont Educational & Health Buildings Financing Agency, 0.21%, HRB, Fletcher Allen Health Care Project, Series A, 09/02/09, LOC: TD Bank, N.A. (c)	$9,115	$9,115,000

Virginia 2.0%
Albermarle County Economic Development Authority, 0.26%, HRB, Martha Jefferson Hospital Project, Series B, 09/03/09, LOC: Branch Banking & Trust (c)	6,000	6,000,000
Alexandria Industrial Development Authority, 0.35%, National Society of Black Engineers Project, Series 05, 09/03/09, LOC: Bank of America, N.A. (c)	2,725	2,725,000
Henrico County Economic Development Authority, 0.33%, HRB, Westminster Canterbury Project, Series B, 09/03/09, LOC: Branch Banking & Trust (c)	2,725	2,725,000
James City County Economic Development Authority, 0.33%, HRB, United Methodist Homes, Series 07C, 09/03/09, LOC: LaSalle Bank, N.A. (c)	4,800	4,800,000
Newport News Industrial Development Authority, 0.33%, HEB, Christopher Newport University Project, 09/03/09, LOC: Wachovia Bank, N.A. (c)	3,910	3,910,000
Norfolk Redevelopment & Housing Authority, 0.33%, HEB, E2F Student Housing I, LLC Project, 09/03/09, LOC: Bank of America, N.A. (c)	2,485	2,485,000
Prince William County, 0.20%, Series B, 09/02/09, LOC: Wachovia Bank, N.A. (c)	3,575	3,575,000
Virginia College Building Authority, 0.80%, HEB, University of Richmond Project, Series A, 03/01/10 (c)	3,085	3,085,000

Washington 2.7%
King County, 0.19%, Series 01A, 09/02/09, LOC: Landesbank Hessen-Thueringen (c)	2,100	2,100,000
Washington Economic Development Finance Authority, 0.27%, IDRB, Seadrunar Recycling Project, Series 00E, 09/03/09, LOC: U.S. Bank, N.A. (c)	1,895	1,895,000
Washington Health Care Facilities Authority, 0.25%, HRB, PeaceHealth Project, Series 08B, 09/03/09, LOC: Wells Fargo Bank, N.A. (c)	7,000	7,000,000
Washington Health Care Facilities Authority, 0.20%, HRB, Swedish Health Services Project, Series B, 09/02/09, LOC: U.S. Bank, N.A. (c)	4,000	4,000,000
Washington Higher Education Facilities Authority, 0.28%, HEB, Bastyr University Project, Series 05, 09/03/09, LOC: U.S. Bank, N.A. (c)	11,640	11,640,000
Washington Housing Finance Commission, 0.27%, EFRB, Villa Academy Project, Series 07, 09/03/09, LOC: U.S. Bank, N.A. (c)	7,070	7,070,000
Washington Housing Finance Commission, 0.33%, Hearthstone Project, 09/03/09, LOC: Bank of America, N.A. (c)	3,080	3,080,000
Washington Housing Finance Commission, 0.30%, YMCA of Greater Seattle Project, Series 07, 09/03/09, LOC: Bank of America, N.A. (c)	3,000	3,000,000

West Virginia 1.2%
West Virginia Hospital Finance Authority, 0.28%, HRB, Cabell Huntington Hospital Project, Series B, 09/03/09, LOC: Branch Banking & Trust (c)	8,475	8,475,000

6	The accompanying notes are an integral part of the financial statements.

Statement of Net Assets

MUNICIPAL MONEY MARKET FUND	08.31.2009

Notes, bonds & variable rate demand notes 96.7% (a) (b)	Principal amount (in thousands)	Value

West Virginia (cont’d)
West Virginia Hospital Finance Authority, 0.23%, HRB, Charleston Area Medical Center Project, Series 08A, 09/02/09, LOC: Branch Banking & Trust (c)	$8,500	$8,500,000

Wisconsin 1.5%
University Hospitals & Clinics Authority, 0.22%, HRB, Series 09A, 09/03/09, LOC: U.S. Bank, N.A. (c)	4,870	4,870,000
University Hospitals & Clinics Authority, 0.20%, HRB, Series B, 09/03/09, LOC: U.S. Bank, N.A. (c)	2,450	2,450,000
Wisconsin Center District, 0.32%, Series 01A, 09/02/09, LOC: U.S. Bank, N.A. (c)	10,100	10,100,000
Wisconsin Health & Educational Facilities Authority, 0.23%, HRB, Gundersen Lutheran Project, Series 08B, 09/03/09, LOC: Wells Fargo Bank, N.A. (c)	5,000	5,000,000
Total notes, bonds & variable rate demand notes (cost $1,413,142,570)		1,413,142,570

Tax exempt commercial paper 2.9% (a)

Michigan 1.6%
Michigan Building Authority, 0.55%, 11/05/09, LOC: Bank of New York and State Street Bank & Trust Co.	23,100	23,100,000

Texas 1.3%
Texas Public Finance Authority, 0.35%, 11/13/09	9,000	9,000,000
University of Texas, 0.20%, 10/26/09	10,000	10,000,000
Total tax exempt commercial paper (cost $42,100,000)		42,100,000

Total investment portfolio (cost $1,455,242,570) (d), 99.6% (a)		1,455,242,570

Other assets and liabilities net, 0.4% (a)		6,252,643

Net assets
(net asset value, offering and redemption price of $1.00 per share; 1,461,552,681 shares outstanding), consisting of paid-in capital net of accumulated net realized loss of $3,262, 100.0%		$1,461,495,213

Footnotes

(a) Percentages indicated are based on net assets. (b) Earlier of the maturity date or the put date. (c) Floating rate notes are securities that generally are payable on demand within seven calendar days. Put bonds are securities that can be put back to the issuer or remarketer either at the option of the holder, at a specified date, or within a specified time period known at the time of purchase. For these securities, the demand period and the remaining period to put date, respectively, are used when calculating the weighted average maturity of the portfolio. (d) The aggregate identified cost for federal income tax purposes is the same.

BPA—Bond Purchase Agreement

EFRB—Educational Facilities Revenue Bond

GO—General Obligation

HEB—Higher Education Bond

HRB—Hospital Revenue Bond

IDRB—Industrial Development Revenue Bond

LOC—Credit enhancement provided by letter of credit issued by noted institution

MFHRB—Multi-Family Housing Revenue Bond

Investment Portfolio Composition
08.31.2009

Type of investment	Percent of net assets
7-day variable rate demand notes	73.5%
1-day variable rate demand notes	21.3%
Tax exempt commercial paper	2.9%
Fixed rate notes	1.7%
Put bonds	0.2%

The accompanying notes are an integral part of the financial statements.	7

Financial Statements

MUNICIPAL MONEY MARKET FUND

Statement of Operations	9/1/08 to 8/31/09

Investment income
Interest	$18,082,592

Expenses
Investment advisory fees	7,873,273
Distribution fees	2,718,103
U.S. Treasury Guarantee Program expenses	741,309
Shareholder servicing fees	403,302
State qualification expenses	120,127
Fund accounting fees	109,003
Professional fees	105,857
Custodian fees	98,693
Trustees and officers compensation	40,041
Reports to shareholders	35,681
Internal audit fees	3,255
Other	52,240

Total expenses before adjustments	12,300,884

Fees and expenses waived	(3,163,998)
Expense offsets	(65,307)

Total expenses after adjustments	9,071,579

Net investment income from operations	$9,011,013

Statements of Changes in Net Assets	9/1/08 to 8/31/09	9/1/07 to 8/31/08

Net assets, beginning of period	$1,866,561,078	$1,281,060,319

Increase (decrease) in net assets from operations
Net investment income from operations	9,011,013	29,537,645

Net realized gain (loss) on investments	—	(3,262)

Net increase in net assets resulting from operations	9,011,013	29,534,383

Distributions to shareholders from net investment income ($0.01 and $0.02 per share)	(9,011,013)	(29,537,645)

Capital share transactions	(405,065,865)	585,504,021

Increase (decrease) in net assets	(405,065,865)	585,500,759

Net assets, end of period	$1,461,495,213	$1,866,561,078

Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

	For the fiscal years ended August 31
	2009	2008	2007	2006	2005
Net asset value, beginning of period	$1.00	$1.00	$1.00	$1.00	$1.00
Income from investment operations
Net investment income (a)	0.005	0.019	0.030	0.026	0.014
Less distributions
Dividends from net investment income (a)	(0.005)	(0.019)	(0.030)	(0.026)	(0.014)

Net asset value, end of period	$1.00	$1.00	$1.00	$1.00	$1.00
Total return (%)	0.48	1.95	3.05	2.58	1.40

Ratios to average daily net assets (%)
With expenses waived/recovered	0.50	0.64	0.66	0.68	0.69
Without expenses waived/recovered	0.68	0.64	0.66	0.68	0.69
Net income	0.50	1.84	3.01	2.57	1.40

Net assets, end of period ($ millions)	1,461	1,867	1,281	1,207	1,054

(a) May include net realized gains and losses that are less than $.001 per share.

8	The accompanying notes are an integral part of the financial statements.

Notes to Financial Statements

MUNICIPAL MONEY MARKET FUND	08.31.2009

NOTE 1  I  Organization and investment objective Eagle Cash Trust, formerly known as Heritage Cash Trust (the “Trust”), is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company consisting of two separate investment portfolios, the Municipal Money Market Fund (the “Fund”) and the Money Market Fund. The Fund seeks to achieve maximum current income exempt from federal income tax consistent with stability of principal.

Prior to November 1, 2008, Heritage Asset Management, Inc. (“Heritage”) served as the investment adviser, administrator, shareholder servicing agent and fund accountant for the Fund. As part of a corporate reorganization, on November 1, 2008, Heritage transferred its investment advisory and administration service agreement with the Fund to its affiliate, Eagle Asset Management, Inc. (“Eagle”). Collectively, Heritage and Eagle are referred to as the “Manager.”

Effective November 1, 2008, Heritage changed its name to Eagle Fund Services, Inc. (“EFS”) and remains the Fund’s shareholder servicing agent and fund accountant. Eagle and EFS are wholly owned subsidiaries of Raymond James Financial, Inc. (“RJF”).

The Eagle Family of Funds consists of the Trust in addition to other investment companies advised by the Manager: Eagle Capital Appreciation Fund, Eagle Growth & Income Fund and Eagle Series Trust. Members of the Boards of Trustees (the “Board”) for the Trust may serve as Trustees for one or more of the funds in the Eagle Family of Funds.

NOTE 2  I  Significant accounting policies

Use of estimates The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates and those differences could be material.

Valuation of securities The amortized cost method of security valuation is used by the Fund (as set forth in Rule 2a-7 under the Investment Company Act of 1940, as amended). The amortized cost of an instrument is determined by valuing it at cost as of the time of purchase and thereafter accreting/amortizing any purchase discount/premium at a constant rate until maturity. Amortized cost approximates market value.

For disclosure purposes, the Fund utilizes a three level hierarchy of inputs to establish a classification of fair value measurements. The three levels are defined below:

Level 1—	Valuations based on quoted prices for identical securities in active markets;
Level 2—Valuations	based on inputs other than quoted prices that are observable, either directly or indirectly, including inputs in markets that are not considered active; and
Level 3—Valuations	based on inputs that are unobservable and significant to the fair value measurement.

At August 31, 2009, all of the Fund’s investments were classified as Level 2.

Revenue recognition Investment security transactions are accounted for on a trade date basis. Interest income is recorded on an accrual basis.

Expenses The Fund is charged for those expenses which are directly attributable to it, while other expenses are allocated proportionately among the Eagle Family of Funds based upon methods approved by the Board. The Fund has entered into an arrangement with the custodian whereby the Fund receives credits on uninvested cash balances which are used to offset a portion of the Fund’s expenses. These custodian credits are shown as “Expense offsets” in the Statement of Operations.

Distribution of income and gains Distributions of net investment income and net realized gains available for distribution are declared daily and paid monthly. The Fund uses the identified cost method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other In the normal course of business the Fund enters into contracts that contain a variety of representations and warranties, which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the risk of loss to the Fund is expected to be remote.

9

Notes to Financial Statements

MUNICIPAL MONEY MARKET FUND	08.31.2009

NOTE 3  I  Capital share transactions At August 31, 2009, there were an unlimited number of shares of beneficial interest of no par value authorized. Capital share transactions in the Fund during the fiscal years ended August 31, 2009 and August 31, 2008, at a net asset value of $1.00 per share, were as follows:

Shares and dollars	9/1/08 to 8/31/09	9/1/07 to 8/31/08
Sold	8,841,423,136	6,988,005,346
Reinvestment of distributions	9,093,265	29,236,959
Redeemed	(9,255,582,266)	(6,431,738,284)
Net increase (decrease)	(405,065,865)	585,504,021

NOTE 4  I  Investment advisory fees and other transactions with affiliates The Fund agreed to pay the Manager an investment advisory and administration fee equal to an annualized rate based on a percentage of the Fund’s average daily net assets, which is computed daily based on the schedule below and payable monthly. The amount payable to the Manager as of August 31, 2009, was $15,187.

Fund’s average daily net assets	Investment advisory fee rate
First $250 million	0.500%
$250 million to $500 million	0.475%
$500 million to $750 million	0.450%
$750 million to $1 billion	0.425%
$1 billion to $2.5 billion	0.400%
$2.5 billion to $5 billion	0.375%
$5 billion to $7.5 billion	0.360%
$7.5 billion to $10 billion	0.350%
Greater than $10 billion	0.340%

Expense limitation During the Fund’s fiscal year, the Manager contractually agreed to waive its fees and/or reimburse expenses to each class to the extent that the annual operating expenses rate exceeded 0.74% of its average daily net assets. The expense limitation excluded interest, taxes, brokerage commissions, extraordinary expenses, such as the U.S. Treasury Guarantee Program fees, and included offset expense arrangements with the Fund’s custodian. No expenses were waived during the fiscal year pursuant to this contractual agreement.

In addition, effective January 29, 2009, the Manager voluntarily agreed to cap its investment advisory fee and/or reimburse certain expenses of the Fund to the extent necessary in order to maintain a positive yield. There is no guarantee that the Fund will be able to maintain a positive yield. Any reimbursement of Fund expenses or reduction in Eagle’s investment advisory fees under this agreement is subject to reimbursement by the Fund within the following three fiscal years if the Fund’s gross yield exceeds 1.50% and to the extent that the annual operating expense rate does not exceed 0.74% of its average daily net assets. During the fiscal year ended August 31, 2009, the Manager waived $3,156,137 in investment advisory fees and reimbursed the Fund for expenses of $7,861 pursuant to this agreement, which are recoverable until August 31, 2012.

Distribution fees Eagle Fund Distributors, Inc. (“EFD” or “Distributor”), an affiliate of RJF, serves as the Fund’s distributor. Prior to November 1, 2008, EFD was known as Heritage Fund Distributors, Inc. Pursuant to a plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended, the Fund is authorized to pay the Distributor a fee of 0.15% of the average daily net assets. Such fee is accrued daily and payable monthly. The amount payable by the Fund to the Distributor as of August 31, 2009, was $191,959.

Fund accounting fees EFS is the fund accountant for the Fund. For providing fund accounting services, EFS receives payment from the Fund at a fixed base fee plus any out-of-pocket expenses. The amount payable by the Fund to EFS as of August 31, 2009, was $9,250.

Shareholder servicing fees EFS is the shareholder servicing agent for the Fund. For providing shareholder services, EFS receives payment from the Fund at a fixed fee per shareholder account plus any out-of-pocket expenses. The amount payable by the Fund to EFS as of August 31, 2009, was $32,202.

Internal audit fees Raymond James & Associates, Inc. (“RJA”), an affiliate of the Manager, provides internal audit services to the Fund. The Fund pays RJA a fixed and/or hourly fee for these services. The amount payable by the Fund to RJA as of August 31, 2009, was $1,136.

Trustees and officers compensation Each Trustee of the Eagle Family of Funds who is not an employee of the Manager receives an annual retainer along with meeting fees for those Eagle Family of Funds’ regular or special meetings attended in person and 25% of such fees are received for telephonic meetings. All reasonable out-of-pocket expenses are also reimbursed. Except when directly attributable to a fund, Trustees’ fees and expenses are allocated on a pro rata basis among each fund in the Eagle Family of Funds. The pro rata allocation is for each fund for which the Trustee is elected to

10

Notes to Financial Statements

MUNICIPAL MONEY MARKET FUND	08.31.2009

serve. Certain officers of the Trust may also be officers and/or directors of Eagle. Such officers receive no compensation from the Fund except for the Fund’s Chief Compliance Officer. A portion of the Chief Compliance Officer’s total compensation is paid equally by each fund in the Eagle Family of Funds. As of August 31, 2009, the amount of Trustees and officers compensation payable by the Fund was $8,158.

NOTE 5  I  Federal income taxes The Fund is treated as a single corporate taxpayer as provided for in the Tax Reform Act of 1986, as amended. The Fund’s policy is to comply with the requirements of the Internal Revenue Code of 1986, as amended, which are applicable to regulated investment companies and to distribute substantially all of its income to its shareholders. Accordingly, no provision has been made for federal income and excise taxes.

The timing and character of certain income and capital gain distributions are determined in accordance with income tax regulations, which may differ from accounting principles generally accepted in the United States of America. As a result, net investment income (loss) and net realized gain (loss) from investment transactions for a reporting period may differ from distributions during such period. These book/tax differences may be temporary or permanent in nature. To the extent these differences are permanent, they are charged or credited to paid-in capital or accumulated net realized gain (loss), as appropriate, in the period that the differences arise. Results of operations and net assets are not affected by these reclassifications. As of August 31, 2009, the Fund had net tax basis capital loss carryforwards of $3,262 which may be applied to any net taxable gain until August 31, 2017. Ninety- nine percent of the dividends paid by the Fund from net investment income were exempt from federal income tax.

NOTE 6  I  U.S. Treasury Guarantee Program During the fiscal year ended August 31, 2009, the Fund participated in the U.S. Treasury Temporary Guarantee Program (the “Program”) for money market funds. Under the Program, the Treasury guaranteed investors in participating money market funds that they would receive payments with a total value of $1.00 for each money market fund share held as of the close of business on September 19, 2008 if the fund’s net asset value (“NAV”) per share fell below $0.995. The Program expired on September 18, 2009.

The Fund paid the following fees to participate in the Program: (1) a fee equal to 0.010% of its net assets as of September 19, 2008 to participate in the Program through the initial term ended December 18, 2008; (2) a fee equal to 0.015% of its net assets as of September 19, 2008 to participate in an extension period ended April 30, 2009; and (3) a fee equal to 0.015% of its net assets as of September 19, 2008 to participate in a second extension period ended September 18, 2009. Such fees were not subject to any expense limitation or reimbursement agreement.

NOTE 7  I  Subsequent events The Manager has evaluated subsequent events through October 16, 2009, the date of issuance of the financial statements, and determined that no material events or transactions would require recognition or disclosure in the Fund’s financial statements.

11

Report of Independent Registered Certified Public Accounting Firm

To the Board of Trustees and

Shareholders of Eagle Cash Trust—Municipal Money Market Fund:

In our opinion, the accompanying statement of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eagle Cash Trust—Municipal Money Market Fund (one of the portfolios constituting the Eagle Cash Trust, hereafter referred to as the “Fund”) at August 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

October 16, 2009

12

Understanding Your Ongoing Costs

MUNICIPAL MONEY MARKET FUND	UNAUDITED	08.31.2009

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchases or contingent deferred sales charges and (2) ongoing costs, including investment advisory fees; distribution (12b-1) fees; and other fund expenses. The following sections are intended to help you understand your ongoing cost (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect one-time transaction expenses, such as sales charges. Therefore, if these transactional costs were included, your costs would have been higher. For more information, see the Fund’s prospectus or contact your financial advisor.

Actual expenses The following table shows the actual expenses you would have paid on a $1,000 investment in the Municipal Money Market Fund on March 1, 2009, and held through August 31, 2009. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns after ongoing expenses. This table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses paid during period” to estimate the expenses you paid on your account during this period.

Actual

Beginning account value March 1, 2009	Ending account value August 31, 2009	Expenses paid during period (a)
$1,000.00	$1,000.07	$1.87

Hypothetical example for comparison purposes All mutual funds now follow guidelines to assist shareholders in comparing expenses between different funds. Per these guidelines, the following table shows your Fund’s expenses based on a $1,000 investment and assuming for the period a hypothetical 5% annualized rate of return before ongoing expenses, which is not the Fund’s actual return. Please note that you should not use this information to estimate your actual ending account balance and expenses paid during the period. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the Fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison.

Hypothetical (5% return before expenses)

Beginning account value March 1, 2009	Ending account value August 31, 2009	Expenses paid during period (a)
$1,000.00	$1,023.34	$1.89

(a) Expenses are calculated using the Fund’s annualized expense ratio of 0.37% multiplied by the average account value for the period, then multiplying the result by the actual number of days in the period (184), and then dividing that result by the actual number of days in the fiscal year (365).

13

Trustees and Officers

Name, year of birth, position(s) held with fund, length of time served (a) and term of office	Principal occupation during the past 5 years	Number of funds overseen in fund complex	Directorships of other public companies
Interested Trustee (b)
Richard K. Riess (1949) Chairman of the Board since 2007; Trustee since 1985	Executive Vice President and Managing Director, Asset Management Group of RJF since 1998; Chief Executive Officer of Eagle since 1996.	10	None

Independent Trustees
James L. Pappas (1943) Lead Independent Trustee since 2003; Trustee since 1989	Lykes Professor of Banking and Finance, University of South Florida 1986-2006; President, Graduate School of Banking, University of Wisconsin 1995-2005.	10	None

C. Andrew Graham (1940) Trustee since 1985	First Financial Advisors, Ltd. & Graham Financial Partners, LLC (financial planning, insurance and investment services) since 1999.	10	None

Keith B. Jarrett, PhD (1948) Trustee since 2005	Founder, Rockport Funding, LLC (private equity) and Ajax Partners (investment partnership) since 2003; Director, Bankserv, Inc. (e-payments) since 1998; Director, Pertrac Financial Solutions (hedge fund software) since 2005; Director, Medifusion, Inc. (medical information technology) since 2007; Visiting Professor, University of North Carolina since 2008.	10	None

Lincoln Kinnicutt (1944) Trustee since 2006	Retired since 2002.	9	None

William J. Meurer (1943) Trustee since 2003	Private Investor and Financial Consultant since 2000.	10	Sykes Enterprises, Inc. (c); Walter Investment Management Corporation

Deborah L. Talbot, PhD (1950) Trustee since 2002	Independent Consultant; Director, ethiKids, Inc. (child development) since 2009; Founder and Chairman of the Board, Creative Tampa Bay (community networking) since 2003; Dean’s Advisory Board, College of Arts and Sciences, University of Memphis since 2002.	10	None

Officers (d)
Stephen G. Hill (1959) President since 2005	President and Chief Operating Officer of Eagle since 2000; President and Chief Executive Officer of Eagle Boston Investment Management, Inc. and EFS since 2004 and 2005, respectively.	N/A	N/A

Mathew J. Calabro (1966) Senior Vice President and Principal Executive Officer since 2007	Senior Vice President of Eagle, Chief Operating Officer of EFS and Chief Administrative Officer of EFD since 2008; Senior Vice President of EFS 2005-2008; Chief Compliance Officer of EFS 2005-2007; Vice President of EFS 1996-2005.	N/A	N/A

Andrea N. Mullins (1967) Treasurer since 2003; Principal Financial Officer and Secretary since 2004	Chief Financial Officer of EFS since 2008; Treasurer and Vice President of EFS 1996-2008.	N/A	N/A

Susan L. Walzer (1967) Chief Compliance Officer since 2007	Chief Compliance Officer of EFS since 2007; Director of Compliance for EFS 2005-2007; Associate Corporate Counsel for RJF 2003-2005.	N/A	N/A

Trustee and Officer information is current as of September 30, 2009. The Trust’s Statement of Additional Information includes additional information about the Trustees and Officers and is available, without charge, upon request by calling 800.421.4184. The address of each Trustee and Officer is 880 Carillon Parkway, St. Petersburg, FL 33716.

(a) Trustees serve for the lifetime of the Trust or until they are removed, resign or retire. The Board has adopted a Board Governance Policy that requires Independent Trustees to retire no later than the end of the meeting which occurs immediately after his or her 72nd birthday. (b) Mr. Riess is an “Interested” person of the Trust as that term is defined by the Investment Company Act of 1940. Mr. Riess is affiliated with Eagle, EFD, EFS and RJF. (c) Sykes Enterprises, Inc. is a technical support company. (d) Officers are elected annually for one year terms.

14

Renewal of Investment Advisory Agreement

UNAUDITED

Overview At a meeting held on August 13, 2009, the Board of Trustees for the Eagle Cash Trust, including its independent members (together, the “Board”) approved the renewal of the investment advisory and administration agreement with Eagle Asset Management, Inc. (“Eagle” or the “Manager”) on behalf of the Municipal Money Market Fund (“Fund”). In addition, the Board approved the renewal of the investment subadvisory agreement with AllianceBernstein, LP (“Subadviser”) for the Fund. The investment advisory and subadvisory agreements are referred herein as an “Agreement” and collectively, the “Agreements.”

In renewing the Agreements, the Board took into consideration information furnished for the Board’s review and consideration throughout the year at regular Board meetings, as well as information specifically prepared in connection with the annual renewal process. The Board, acting directly or through its committees, has been provided with information and reports relevant to the annual renewal of each Agreement, including: reports regarding the services and support provided to the Fund and its shareholders by Eagle and the Subadviser; information on the Fund’s performance and commentary on the reasons for the performance; presentations by Fund portfolio managers addressing the Subadviser’s investment philosophy, investment strategy, personnel and operations; compliance and audit reports concerning the Fund, Eagle and the Subadviser, including responses to issues raised therein; and information on relevant developments in the mutual fund industry and how the Fund and/or Eagle responded to them.

As part of the renewal process, the Board, with the assistance of independent legal counsel, requested and received additional reports containing substantial and detailed information about the Fund, Eagle and the Subadviser. Among other matters, these reports included information on: (1) the nature and extent of the advisory and other services provided by Eagle and the Subadviser; (2) the personnel of Eagle and the Subadviser; (3) the financial condition of Eagle and the Subadviser; (4) the compliance programs and records of Eagle and the Subadviser; (5) the performance of the Fund as compared to its peer group and an appropriate benchmark; (6) the Fund’s expenses, including the advisory fee rate, the overall expense structure of the Fund, both in absolute terms and relative to peer funds, and any applicable contractual expense limitations; (7) the anticipated effect of growth and size on the Fund’s performance and expenses, where applicable; (8) benefits to be realized by Eagle, the Subadviser and their respective affiliates and; (9) the estimated profitability of Eagle and the Subadviser under the Agreements, when available. The Board posed questions to various management personnel of Eagle regarding certain key aspects of the materials submitted in support of the renewal.

With respect to the renewal of the Agreements, the Board considered those factors it believed relevant, including: (1) the nature, extent and quality of services provided to the Fund; (2) the investment performance of the Fund; (3) the costs of the services provided to the Fund and the profits realized or to be realized by Eagle, the Subadviser and their respective affiliates from their relationship with the Fund; (4) the extent to which economies of scale have been realized as the Fund grows; (5) whether the level of fees reflects those economies of scale for the benefit of the Fund’s investors; (6) comparisons of services and fees with contracts entered into by Eagle and the Subadviser with other clients (such as pension funds and other institutional investors); and (7) any other benefits derived or anticipated to be derived by Eagle or the Subadviser from their relationships with the Fund.

Provided below is a discussion of the factors the Board considered at its August meeting to form the basis of its renewal of each Agreement. The Board did not identify any particular information that was most relevant to its consideration to renew the Agreement and each Trustee may have accorded different weight to the various factors.

Nature, extent and quality of services The Board considered that Eagle and the Subadviser are experienced in serving as investment advisers for the Fund and have provided a continuous investment program, including investment selection, credit review and market analysis among other matters, for the Fund. The Subadviser is responsible for making investment decisions on behalf of the Fund and placing all orders for the purchase and sale of investments for the Fund with brokers or dealers. Eagle oversees and monitors the performance and services provided by the Subadviser and is responsible for the selection of the Subadviser. Also, Eagle and its affiliate, Eagle Fund Services, Inc. (“EFS”) provide administration, transfer agent and fund accounting services to the Fund. In addition, Eagle is responsible for oversight of compliance with the Fund’s policies and objectives, review of brokerage matters, oversight of the Fund’s compliance with applicable law, and implementation of Board directives as they relate to the Fund. The Board noted that shareholders in the Fund have a broad range of investment choices available to them, including a wide choice among mutual funds offered by Eagle’s competitors, and that the Fund’s shareholders, with the opportunity to review and weigh the disclosure provided by the

15

Renewal of Investment Advisory Agreement

UNAUDITED

Fund in its prospectus and other public disclosures, have chosen to invest in the Fund.

The Board considered the industry experience of the Subadviser’s portfolio management team and Eagle’s recommendation to continue to retain the Subadviser. The Board also considered information regarding: (1) the background and experience of the Manager and Subadviser personnel who provide services to the Fund; (2) material compliance matters during the last year, if any, and certifications as to the adequacy of the compliance programs Eagle and the Subadviser; (3) the financial information regarding Eagle and the Subadviser, as provided; and (4) Eagle’s recommendation to continue to retain the Subadviser to manage the Fund.

Investment performance The Board considered comparisons of the Fund’s performance, including its one-year total return and 30-day yield, for the periods ended June 30, 2009 or the most recent period published. In this regard, the Board noted that: (1) the Fund is managed conservatively to maintain a AAAm rating from Standard & Poor’s; (2) the Fund underperformed its peer group average for the 30 day period ended June 29, 2009; (3) the Fund underperformed its peer group average for the one-year period; (4) the total return was lower than comparable accounts of the Subadviser for the one- and three-year periods, but comparable over the five-year period; (5) Eagle’s explanation that the Fund has adopted conservative internal guidelines regarding average maturity, credit quality and the use of derivative securities such as tender option bonds, which may reduce total return performance; and (6) Eagle’s explanation that the Fund chose not to invest in securities subject to the alternative minimum tax, which may pay higher yields. The Board also noted the challenging nature of the markets during the past year.

Fees and expenses The Board considered the management fee payable by the Fund under the Agreement, its total expense ratio and its Rule 12b-1 fees. The Board also considered comparisons of the Fund’s expense ratio (with and without Rule 12b-1 fees) to the average expense ratio of its peer group based on data ended June 30, 2009. In this regard, the Board noted that the Fund’s expense ratio was higher than the average of those peer group funds having similar asset levels. The Board considered that: (1) the management fee payable to Eagle is a combined fee for both investment advisory and administration services, making it difficult to compare such combined fee with advisory fees for other similar funds, as comparative funds frequently report lower advisory fees but higher levels of other expenses to arrive at nearly identical total expenses; and (2) the Fund’s expense ratio was partly inflated due to costs associated with the Fund’s participation in the United States Treasury Guaranty Program. The Board also considered that Eagle proposed to eliminate its contractual expense limitation for the Fund, but voluntarily agreed to continue to cap its investment advisory fee and/or reimburse certain expenses of the Fund to the extent that it becomes necessary in order to maintain a positive yield.

With respect to the subadvisory agreement, the Board considered the Subadviser’s representation that the fees it charges are competitive with comparable subadvisory fees for managing money market assets and that it does not manage other similar funds.

Costs, profitability and economies of scale The Board evaluated Eagle’s and, to the extent available, the Subadviser’s costs and profitability in providing services to the Fund. In this context, the Manager and Subadviser each represented that its fee is competitive. The Board determined that the Subadviser’s costs and profitability generally were less significant to its evaluation of the fees and expenses paid by the Fund than Eagle’s advisory fee and profitability and the Fund’s overall expense ratio. The Board noted that Eagle’s profits on the services it provided to the Funds are reasonable in light of its costs in providing services to the Fund and that Eagle manages the Fund’s assets and provides a comprehensive compliance program for the Fund. The Board considered that the Fund’s management fee structure provides for breakpoints, which is a reduction of the applicable fee rate as assets increase. The Board also considered that the Fund may benefit from economies of scale, and shareholders may realize such economies of scale, through (1) reduced advisory fees achieved when the Fund’s asset size reaches breakpoints in the fee schedules instituted by Eagle; (2) increased services to the Fund; or (3) allocation of fixed fund expenses over a large asset size.

Benefits In evaluating Eagle’s and the Subadviser’s compensation, the Board considered other benefits that may be realized by Eagle, the Subadviser and their respective affiliates from their relationship with the Fund. In this connection, the Board noted, among other things, that Eagle is responsible for coordinating the Fund’s audit, financial statements and tax returns, and managing expenses and budgets for the Fund, and that EFS also serves as the transfer agent and fund accountant for the Fund, and receives compensation for acting in these capacities. The Board noted that Eagle and its affiliates

16

Renewal of Investment Advisory Agreement

UNAUDITED

have entered into revenue sharing and services agreements with third parties for promotion and/or shareholder services.

The Board also recognized that Eagle Fund Distributors, Inc. (“Distributor”), a subsidiary of the Manager, serves as the principal underwriter and distributor for the Fund, and as such, receives Rule 12b-1 payments from the Fund to compensate it for providing services and distribution activities. These activities could lead to growth in the Fund’s assets and the corresponding benefits of that growth, including economies of scale and greater diversification. In addition, other affiliates of Eagle have entered into agreements with the Distributor to sell fund shares and receive compensation from the Distributor.

Conclusions Based on these considerations, the Board concluded with respect to the Fund that: (1) the Fund was reasonably likely to benefit from the nature, quality and extent of Eagle’s and the Subadviser’s services to the Funds; (2) the Fund’s performance was satisfactory in light of all the factors considered by the Board; (3) the fees payable under the Agreements and profits earned by Eagle or the Subadviser were reasonable in the context of all the factors considered by the Board; and (4) the current advisory fee structure provides the Fund’s shareholders with reasonable benefits associated with economies of scale. Based on these conclusions and other factors, the Board determined in its business judgment to renew the Agreements between the Fund and Eagle and Eagle and the Subadviser.

17

Tax Information

UNAUDITED

Of the dividends paid from net investment income for the fiscal year ended August 31, 2009, approximately 99% were exempt interest dividends that are tax exempt for federal income tax purposes and approximately 1% were considered taxable. Note that a portion may be subject to the federal alternative minimum tax. For the fiscal year ended August 31, 2009, the Fund invested in securities that earned taxable income which was distributed to shareholders in calendar 2008. These distributions were reported to shareholders on their 2008 1099-DIV. Please consult a tax adviser if you have questions about federal or state income tax laws, or on how to prepare your tax return.

eagleasset.com

727.567.8143  I  800.421.4184

Eagle Fund Distributors, Inc.

Member FINRA

Not FDIC Insured  ♦  May Lose Value  ♦  No Bank Guarantee

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Please consider the investment objectives, risks, charges and expenses of any fund carefully before investing. Contact Eagle at 800.421.4184 or your financial advisor for a prospectus, which contains this and other important information about the Funds. Read the prospectus carefully before you invest or send money.

This report is for the information of shareholders of the Eagle Cash Trust. If you wish to review additional information on the portfolio holdings of a fund, a complete schedule has been filed with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fund’s fiscal year end on Form N-Q. These filings are available on the Commission’s website at www.sec.gov and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operations of the Public Reference Room may be obtained by calling 800.SEC.0330. A description of each fund’s proxy voting policies, procedures and information regarding how each fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2009, is available without charge, upon request, by calling the Eagle Family of Funds, toll-free at the number above, by accessing our website at eagleasset.com or by accessing the Commission’s website at www.sec.gov.

Would you like to receive future mailings via e-mail? If so, please let us know. Visit eagleasset.com to enroll.

08/09	Printed on recycled paper

Item 2. Code of Ethics

As of the end of the period August 31, 2009, Eagle Cash Trust has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Principal Executive Officer and Principal Financial Officer. The Trust has not made any amendments to its code of ethics during the covered period. The Trust has not granted any waivers from any provisions of the code of ethics during the covered period. A copy of this code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of Eagle Cash Trust has determined that William J. Meurer is an audit committee financial expert, as defined in Item 3 of Form N-CSR, serving on its audit committee. Mr. Meurer is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services1

(a)	Audit Fees

The aggregate fees billed by registrant’s independent public accountants, PricewaterhouseCoopers LLP (“PwC”) for each of the last two fiscal years for professional services rendered in connection with the audit of registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements were $58,000 for the year ended August 31, 2008, and $56,000 for the year ended August 31, 2009.

(b)	Audit-Related Fees

The aggregate fees PwC billed to registrant for each of the last two fiscal years for assurance and other services which are reasonably related to the performance of registrant’s audit and are not reported under Item 4(a) were $0 for each of the years ended August 31, 2008 and August 31, 2009. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for assurance and other services directly related to the operations and financial reporting of registrant were $37,000 for each of the years ended August 31, 2008, and August 31, 2009.

(c)	Tax Fees

The aggregate tax fees PwC billed to registrant for each of the last two fiscal years for tax compliance, tax advice, and tax planning services were $10,000 for each of the years ended August 31, 2008, and August 31, 2009. The aggregate tax fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for services directly related to the operations and financial reporting of registrant were $0 for each of the years ended August 31, 2008, and August 31, 2009.

[1]	All accountant fees and services amounts are rounded to the nearest thousand.

(d)	All Other Fees

For the fiscal years ended August 31, 2008 and August 31, 2009, registrant paid PwC no other fees. The aggregate fees PwC billed to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for any other services directly related to the operations and financial reporting of registrant were $0 for each of the years ended August 31, 2008, and August 31, 2009.

(e) Registrant’s Audit Committee Charter provides that the audit committee (comprised of the Independent Trustees of registrant) is responsible for pre-approval of all auditing services performed for the registrant. The Audit Committee reports to the Board of Trustees (“Board”) regarding its approval of the engagement of the auditor and the proposed fees for the engagement, and the majority of the Board (including the members of the Board who are Independent Trustees) must approve the auditor at an in-person meeting. The Audit Committee also is responsible for pre-approval (subject to the de minimus exception for non-audit services described in the Securities Exchange Act of 1934, as amended, and applicable rule thereunder and not expecting to exceed $5,000) of all non-auditing services performed for the registrant or for any service affiliate of registrant. Registrant’s Audit Committee Charter also permits a designated member of the audit committee to pre-approve, between meetings, one or more non-audit service projects, subject to ratification by the Audit Committee at the next meeting of the Audit Committee. Registrant’s Audit Committee pre-approved all fees described above which PwC billed to registrant.

(f) Less than 50% of the hours billed by PwC for auditing services to registrant for the fiscal year ended August 31, 2009, were for work performed by persons other than full-time, permanent employees of PwC.

(g) The aggregate non-audit fees billed by PwC to registrant and to registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser for the fiscal years ending August 31, 2008, and August 31, 2009, were $0.

(h) Registrant’s Audit Committee has considered the non-audit services provided to the registrant and registrant’s investment adviser and any entity controlling, controlled by, or under common control with registrant’s investment adviser as described above and determined that these services do not compromise PwC’s independence.

Item 5. Audit Committee of Listed Registrants

Not applicable to the registrant.

Item 6. Schedule of Investments

Included as part of report to shareholders under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-end Management Investment Companies

Not applicable to the registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable to the registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to the registrant.

Item 10. Submission of Matters to a Vote of Security Holders

There have been no material changes to the Nominating Committee Charter, which sets forth procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees, since the Trust last provided disclosure in response to this item.

Item 11. Controls and Procedures

(a)	Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended), the Principal Executive Officer and Principal Financial Officer of Eagle Cash Trust have concluded that such disclosure controls and procedures are effective as of October 27, 2009.

(b)	There was no change in the internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) of Eagle Cash Trust that occurred during the second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect, its internal control over financial reporting.

Item 12. Exhibits

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit 99.CODEETH.

(a)(2) The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, and Section 302 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable to the registrant.

(b) The certification required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, and Section 906 of the Sarbanes-Oxley Act of 2002 is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

EAGLE CASH TRUST

Date: October 27, 2009	/s/ Mathew J. Calabro
Mathew J. Calabro
Principal Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

EAGLE CASH TRUST

Date: October 27, 2009	/s/ Mathew J. Calabro
Mathew J. Calabro
Principal Executive Officer

EAGLE CASH TRUST

Date: October 27, 2009	/s/ Andrea N. Mullins
Andrea N. Mullins
Principal Financial Officer